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                             PF ACQUISITION II, INC.

                             ----------------------

                                   $12,000,000

                           SUBORDINATED NOTE AGREEMENT

                              --------------------



                          Dated as of February 22, 1999


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                                TABLE OF CONTENTS

                                                                                      Page

Section  1.       LOANS; PAYMENTS AND INTEREST.........................................1
         1.1  Loans....................................................................1
         1.2  Obligations Several......................................................1
         1.3  Repayment of Loans; Interest.............................................2

Section  2.       CLOSING..............................................................2

Section  3.       CONDITIONS TO CLOSING................................................2
         3.1 Certain Documents.........................................................2
         3.2 Other Conditions Precedent................................................4
         3.3 Senior Debt...............................................................4

Section  4.       REPRESENTATIONS AND WARRANTIES OF BORROWER...........................4

Section  5.       AFFIRMATIVE COVENANTS................................................5

Section  6.       NEGATIVE COVENANTS...................................................6

Section  7.       FINANCIAL COVENANTS..................................................6

Section  8.       REMEDIES ON DEFAULT, ETC.............................................7
         8.1 Non-Bankruptcy Defaults...................................................7
         8.2 Remedies for Bankruptcy Defaults..........................................7

Section  9.       SECURITY.............................................................8

Section  10.      AGENCY PROVISIONS....................................................8

Section  11.      MISCELLANEOUS........................................................9
         11.1 Incorporation by Reference...............................................9
         11.2 Amendments, Etc..........................................................9
         11.3 Assignment and Participations...........................................10
         11.4 Expenses; Indemnification...............................................11
         11.5 Consents................................................................12
         11.6 Payments on Notes.......................................................12
         11.7 Payments Due on Non-Banking Days........................................13


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
         11.8 Transfer of Ownership of Borrower under Certain Circumstances...........13
         11.9 Jurisdiction, Immunities................................................13
         11.10 Confidentiality........................................................13
         11.11 Obligations Non-Recourse to Agrilink and Pro-Fac.......................14
         11.12 Construction; Definitional Provisions..................................14
         11.13 Other Miscellaneous Provisions.........................................15

Schedules
Schedule A                 Lenders
Schedule B                 Definitions
Schedule 6.12              Environmental Matters

Exhibits
I        Form of Note
II       Form of Addendum to Junior Security Agreement
III      Form of Addendum to Junior Oregon Mortgage


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

                             PF ACQUISITION II, INC.
                           SUBORDINATED NOTE AGREEMENT

                                                               February 22, 1999

TO EACH OF LENDERS LISTED ON
THE ATTACHED SCHEDULE A AND
TO COBANK, ACB, AS ADMINISTRATIVE
AGENT FOR THE LENDERS

Ladies and Gentlemen:

             PF ACQUISITION II, INC., a New York corporation ("Borrower") hereby agrees with Administrative Agent and each Lender as follows:

Section  1.  LOANS; PAYMENTS AND INTEREST

             1.1 Loans.

             Subject to the terms and conditions of this Subordinated Agreement and in reliance upon the representations and warranties of Borrower herein set forth, each Lender hereby severally agrees to lend to Borrower on the Closing Date the amount specified opposite such Lender's name on Schedule A annexed hereto, which loan shall be evidenced by a Note made by Borrower in favor of that Lender. All loans made pursuant to this Subordinated Agreement shall be made on a non-patronage basis. Amounts borrowed and subsequently repaid or prepaid may not be reborrowed. Certain capitalized terms used in this Subordinated Agreement are defined in Schedule B annexed hereto.

             1.2 Obligations Several.

             All loans under this Subordinated Agreement shall be made by the Lenders simultaneously and proportionately, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a loan hereunder nor shall the commitment of any Lender to make any loan


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

hereunder be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a loan hereunder.

             1.3 Repayment of Loans; Interest.

             Borrower shall repay the principal of the loans hereunder, and such loan shall bear interest, as set forth in the Notes.

Section  2.  CLOSING

             The closing shall occur at the offices of ____________________ _____________________________ at 9:00 a.m., Oregon time, at a closing on
February 22, 1999 or on such other Banking Day thereafter as may be agreed upon by Borrower and the Administrative Agent (the "Closing Date"). On the Closing Date, Borrower will execute and deliver to Administrative Agent a Note for each Lender, dated the Closing Date to evidence such Lender's loan in the principal amount specified opposite such Lender's name on Schedule A annexed hereto and with other appropriate insertions. Loans shall be made by delivery by wire transfer of immediately available funds for the account of Borrower to a bank account in the name of Borrower at ____________________________ to be advised prior to the Closing Date.

Section  3.  CONDITIONS TO CLOSING

             Each Lender's obligation to make the loans evidenced by the Notes on the Closing Date is subject to the fulfillment to Administrative Agent's satisfaction, prior to or on the Closing Date, of the following conditions:

             3.1 Certain Documents. The Administrative Agent shall have received in sufficient copies for each Lender:

                      (a) The Note in favor of each Lender duly executed by Borrower;

                      (b) The Junior Security Agreement duly executed by Borrower, together with duly executed copies of such financing statements, instruments or documents, as is necessary, in Administrative Agent's opinion, to


                                       -2-





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

         perfect the Lenders' security interests in the Junior Security Agreement Collateral;

                      (c) The Junior Mortgages duly executed and acknowledged by Borrower;

                      (d) An ALTA lender's form of title insurance (i) with respect to the real property interests located in the County of Marion, State of Oregon in a face amount acceptable to the Administrative Agent, (ii) with respect to the real property interests located in the County of Walla Walla, State of Washington in a face amount acceptable to the Administrative Agent and (iii) with respect to the real property leasehold interests located in the Counties of Walla Walla and Yakima, State of Washington in a face amount acceptable to the Administrative Agent insuring the Junior Mortgages as a second lien on the Junior Mortgage Collateral, subject only to those exceptions approved in writing by the Administrative Agent;

                      (e) Certified copies of Borrower's articles of incorporation and bylaws, together with documentation evidencing its qualification to transact business in Oregon;

                      (f) Resolutions in form and content satisfactory to the Administrative Agent and each Lender and certified as of the Closing Date by the Secretary or Assistant Secretary of Borrower, authorizing Borrower to enter into the Loan Documents and the instruments and documents contemplated hereby;

                      (g) A certificate (dated as of the Closing Date) of the Secretary or Assistant Secretary of Borrower certifying the names and true signatures of the officers of Borrower authorized to sign the Loan Documents and the instruments and documents contemplated hereby;

                      (h) The written legal opinion of Borrower's counsel, in form and substance acceptable to the Administrative Agent;

                      (i) A copy of the Court Order (which shall be in form and substance acceptable to the Administrative Agent);


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

                      (j) A copy of the Acquisition Agreement (which shall be in form and substance satisfactory to the Administrative Agent) certified to be in full force and effect by the Secretary or Assistant Secretary of Borrower;

                      (k) A copy of the Service Agreement (which shall be in form and substance satisfactory to the Administrative Agent) certified to be in full force and effect by the Secretary or Assistant Secretary of Borrower; and

                      (l) Such other approvals, opinions or documents as any Lender may reasonably request.

                  3.2 Other Conditions Precedent.  On the Closing Date:

                      (a) Each of the representations and warranties set forth in Section 4 hereof shall be and remain true and correct as of the Closing Date;

                      (b) No event or circumstances constituting a Material Adverse Effect has occurred since the date of the most recent financial statements furnished to the Lenders prior to the Closing Date; and

                      (c) No Event of Default or Potential Default shall have occurred and be continuing or would result from providing the loans contemplated hereby.

                  3.3 Senior Debt. On the Closing Date, the Lenders shall be satisfied that the Senior Credit Agreement is in a position to close.

Section  4.  REPRESENTATIONS AND WARRANTIES OF BORROWER.

             Article VI of the Senior Credit Agreement is incorporated herein and made a part hereof by this reference, with the following modifications:

             (a) The reference in Section 6.5 (Financial Statements) to
"the Subordinated Notes" shall refer instead to "the Senior Credit Agreement".

             (b) Section 6.7 (Ownership and Liens) is revised to read in full as follows:



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

             "Except for Permitted Liens, none of the assets of Borrower (including its leasehold interests) are subject to a Lien."

             (c) Section 6.14 (Security Interests) is revised to read in full as follows:

             "6.14 Security Interests. Upon the execution and delivery of the Junior Security Agreement, the Junior Security Agreement will create a valid security interest in the Junior Security Agreement Collateral described therein securing the Obligations (subject only to Permitted Liens and to such qualifications and exceptions as are contained in the Uniform Commercial Code with respect to the priority of security interests perfected by means other than the filing of a financing statement or with respect to the creation of security interests in property to which Article 9 of the Uniform Commercial Code does not apply) and upon the proper filing of the UCC-1 financing statements delivered to the Administrative Agent pursuant to Section 3.1 of this Subordinated Agreement with the appropriate governmental agency all action necessary to perfect the security interest so created (to the extent that such security interest may be perfected by filing) will have been taken and completed. Upon the execution and delivery of the Junior Mortgages, the Junior Mortgages will create a valid Lien in the Junior Mortgage Collateral described therein securing the Obligations (subject only to Permitted Liens), and upon recordation thereof with the appropriate governmental agency, all action necessary to perfect the Lien so created will have been taken and completed."

Section  5.  AFFIRMATIVE COVENANTS

             Article VII of the Senior Credit Agreement is incorporated herein and made a part hereof by this reference, with the following modifications:

             (a)  The preamble thereto is revised to read in full as follows:

             "Borrower covenants that so long as the Notes shall remain unpaid or any other amount is owing by Borrower to any Lender hereunder or under any other Loan Document, Borrower shall:"

             (b) The reference in Section 7.1 to "Section 13.17" shall refer instead to "Section 11.8 of this Subordinated Agreement".


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

             (c) For purposes of this Subordinated Agreement, Borrower shall have complied with the provisions of Section 7.9 of the Senior Credit Agreement as incorporated herein (other than Section 7.9(C)) to the extent that Borrower has made the required deliveries to the Banks (as defined in the Senior Credit Agreement), provided, however, that the Banks (as defined in the Senior Credit Agreement) are the same entities as the Lenders under this Subordinated Agreement.

             (d) Section 7.11 is revised to read in full as follows:

             "7.11   Use of Proceeds.  Use the loans provided for herein solely to finance the Acquisition."

Section  6.  NEGATIVE COVENANTS

             Article VIII of the Senior Credit Agreement (other than Section
8.15 thereof) is incorporated herein and made a part hereof by this reference, with the following modifications:

             (a)  The preamble thereto is revised to read in full as follows:

                  "So long as any of the Notes shall remain unpaid or any other amount is owing by Borrower to any Lender hereunder or under any other Loan Document, Borrower shall not:"

             (b) Subsection (iv) of Section 8.1 is revised by changing the reference to "the Subordinated Notes" therein to "the Senior Debt".

             (c) Section 8.2 is revised to read in full as follows:

             "8.2 Liens. Create, incur, assume, or allow to exist any mortgage, deed of trust, pledge, lien (including the lien of an attachment, judgment, or execution), security interest, or other encumbrance of any kind upon any of its property, real or personal (collectively, "Liens"). The foregoing restrictions shall not apply to Permitted Liens."

Section  7.  FINANCIAL COVENANTS


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

             Article IX of the Senior Credit Agreement is incorporated herein and made a part hereof by this reference, with the modification that the preamble thereto is revised to read in full as follows:

             "So long as any of the Notes shall remain unpaid or any other amount is owing by Borrower to any Lender hereunder or under any other Loan Document:"

Section  8.  REMEDIES ON DEFAULT, ETC.

             8.1 Non-Bankruptcy Defaults. Upon the occurrence of and during the continuance of any Event of Default (other than an Event of Default described in subsections (k) or (l) of the definition of "Event of Default" in the Notes), the Lenders may, upon vote of the Required Lenders and upon notice to Borrower:
(a) declare the outstanding Notes, all interest thereon, and all other amounts payable under this Subordinated Agreement and the other Loan Documents to be due and payable, whereupon the Notes, all such interest, and all such other amounts shall become and be due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower; and (b) proceed to foreclose against any security, take any action or exercise any remedy under any of the Loan Documents, or exercise any other action, right, power or remedy permitted by Law. Without limiting the foregoing, any Lender may exercise its right of set off with regard to any deposit accounts or other accounts maintained by Borrower with any of the Lenders for the pro rata benefit of the Lenders. Notwithstanding the foregoing or the definition of "Required Lenders" set forth in Schedule B annexed hereto, if following the occurrence of an Event of Default (other than an Event of Default described in subsections (k) or (l) of the definition of "Event of Default" in the Notes), the Required Lenders do not, for a period of more than 90 days, agree to either exercise the rights provided for in this Section or (to the extent the Required Lenders have the authority to do so under Section 11.2 hereof) waiver the Event of Default (or amend the Notes to eliminate the Event of Default), then the term "Required Lenders" shall, after such 90th day and only for the purpose of electing to affirmatively exercise the Lenders' rights under this Section, mean a majority in number of the Lenders.

             8.2 Remedies for Bankruptcy Defaults. Upon the occurrence of an Event of Default described in subsections (k) or (l) of the definition of "Event of Default" in the Notes: (a) the Notes and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately become due and payable without presentment, demand, protest or notice of any kind; and (b) the Lenders may, upon vote of the Required Lenders, exercise such rights and remedies as may be permitted


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

by Law. Notwithstanding the foregoing or the definition of "Required Lenders" set forth in Schedule B annexed hereto, in the event the Required Lenders do not, for a period of more than 60 days, agree on how to exercise such rights and remedies, then the term "Required Lenders" shall, after such 60th day, and only for the purpose of determining the method of exercising those rights, mean a majority in number of the Lenders.

Section  9.  SECURITY

             The loans made pursuant to this Subordinated Agreement, the Notes, interest, fees and all other obligations of Borrower hereunder shall be secured by a second priority security interest in the Junior Mortgage Collateral and the Junior Security Agreement Collateral. All such security shall be held in the name of the Administrative Agent for the benefit of the Lenders. All obligations of Borrower to CoBank hereunder shall also be secured by an exclusive statutory lien for the benefit of CoBank on all equities of CoBank owned by Borrower.

Section  10. AGENCY PROVISIONS

             Article XII of the Senior Credit Agreement is incorporated herein and made a part hereof by this reference, with the following modifications:

             (a) Section 12.2 is revised as follows: (i) the reference to "Advances made by it" therein shall refer instead to "loans made by it pursuant to this Subordinated Agreement", and (ii) each reference therein to "any Loan" shall refer instead to "any loan made pursuant to this Subordinated Agreement".

             (b) The first sentence of Section 12.4 is revised to read in full as follows:

             "With respect to loans provided by it pursuant to this Subordinated Agreement, the Administrative Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its capacity as a Lender."


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             (c) Each reference in Section 12.5 to "Section 13.6" shall refer instead to "Section 11.4 of this Subordinated Agreement".

             (d) The reference in Section 12.12 to "any Advance" shall refer instead to "any loan made pursuant to this Subordinated Agreement".

             (e) Each reference in Section 12.13 to an "Advance" shall refer instead to a "loan made pursuant to this Subordinated Agreement".

Section  11.  MISCELLANEOUS

             11.1 Incorporation by Reference. To the extent that any provision of the Senior Credit Agreement is incorporated by reference into this Subordinated Agreement, (a) each reference in such provision to a "Bank" shall refer instead for purposes of this Subordinated Agreement to a "Lender", (b) each reference in such provision to "Required Banks" shall refer instead for purposes of this Subordinated Agreement to "Required Lenders", (c) each reference in such provision to "Agreement" as an individual defined term shall refer instead for purposes of this Subordinated Agreement to "Subordinated Agreement", (d) each other capitalized term used therein shall be used herein with the meaning therefor specified in Schedule B annexed hereto, and (e) unless modified pursuant to this Subordinated Agreement, each Section or Article reference therein shall refer to the applicable Section or Article of the Senior Credit Agreement, as such Section or Article has been incorporated by reference into this Subordinated Agreement.

             11.2 Amendments, Etc.. No amendment, modification, termination, or waiver of any provision of this Subordinated Agreement or of any Loan Document to which Borrower is a party, nor consent to any departure by Borrower herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (a) waive any of the conditions precedent specified in Section 3.1; (b) subject any Lender to any additional obligations; (c) reduce the principal of, or interest on, the Notes or any fees hereunder; (d) postpone any date fixed for any payment of principal of, or interest on, the Notes, or the payment of any other obligation of Borrower hereunder, including any fees hereunder; (e) change the definition of Required Lenders; (f) release any collateral; (g) amend, modify any Lender's rights to receive its Pro Rata Share of any payment or proceeds of


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

Collateral; or (h) amend, modify or waive any provision of this Section 11.2, and provided further that no amendment, waiver, or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under any of the Loan Documents.

             11.3 Assignment and Participations. This Subordinated Agreement shall be binding upon, and shall inure to the benefit of, Borrower, Administrative Agent and Lenders and their respective successors and permitted assigns. Borrower may not assign or transfer its rights or obligations hereunder.

             Any Lender may at any time assign to one or more banks or other financial institutions (each an "Assignee") a part of its rights and obligations under this Subordinated Agreement and its Note, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and such Lender, with and subject to the consent of each of Administrative Agent and Borrower (which consent shall not be unreasonably withheld or delayed); provided that, in each case, (1) the portion of the Note assigned is equal to or greater than $1,000,000.00 (or such lesser amount as shall constitute the aggregate unpaid principal balance of the Note), and (2) the assigning Lender and Assignee shall pay Administrative Agent a processing and recordation fee of Two Thousand Five Hundred Dollars ($2,500). Upon execution and delivery of such instrument and payment by such Assignee to the Lender of an amount equal to the purchase price agreed between the Lender and such Assignee, such Assignee shall be a Lender to this Subordinated Agreement and shall have all the rights and obligations of a Lender assigned to it in such Assignment and Assumption Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph, new Notes as required shall be issued by Borrower. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 12.12 of the Senior Credit Agreement as incorporated by reference herein.

             Any Lender may at any time assign all or any portion of its rights under this Subordinated Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Lender from its obligations hereunder.


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

             With the consent of Borrower (which consent shall not be unreasonably withheld or delayed), any Lender may at any time grant to one or more banks or other financial institutions (each a "Participant") participating interests in the loans evidenced by such Lender's Note. In no event shall a Participant constitute a Lender for purposes hereof. In the event of any such grant by a Lender of a participating interest to a Participant, whether or not upon notice to Borrower and the Administrative Agent, such Lender shall remain responsible for the performance of its obligations hereunder, and Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of Borrower hereunder and under any other Loan Document including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Subordinated Agreement or any other Loan Document, provided that such participation agreement may provide that such Lender will not agree to any modification, amendment or waiver of this Subordinated Agreement described in the proviso in Section 11.2 without the consent of the Participant.

             Borrower agrees to provide all assistance reasonably requested by a Lender (at the sole cost and expense of such Lender) to enable such Lender either to sell participations in or make assignments of the loans evidenced by such Lender's Note as permitted by this Section.

             11.4 Expenses; Indemnification. Borrower agrees to reimburse the Administrative Agent, on demand for all costs, expenses, and charges plus expenses incurred by such Administrative Agent, in connection with the preparation of the Loan Documents. Borrower agrees to reimburse Administrative Agent and each of the Lenders on demand for all costs, expenses, and charges (including, without limitation, all fees and charges of external legal counsel for Administrative Agent, and each Lender) incurred by Administrative Agent, or any Lender in connection with compliance with any of the Loan Documents, or enforcement of this Subordinated Agreement, the Notes, or any other Loan Document. In addition to the foregoing, Borrower agrees to reimburse the Administrative Agent on demand for all fees and charges of external legal counsel for Administrative Agent incurred in connection with the administration of this Subordinated Agreement (including, without limitation, the preparation of any amendments hereto or to the other Loan Documents or any consents furnished hereunder or under the other Loan Documents, but excluding any costs incurred in connection with any participation or assignment by a Lender). Borrower agrees to and hereby does indemnify each Lender and their respective directors,


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

officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to this Subordinated Agreement or any of the Loan Documents or to any actual or proposed use by Borrower of the proceeds of the loans made pursuant to this Subordinated Agreement or to any violation or alleged violation of any Environmental Law by Borrower or any of its Subsidiaries, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified or its directors, officers, employees or agents).

             Borrower, each of the Lenders and Administrative Agent agree that the cost of each wire transfer to be made by each such Person pursuant to the terms of this Subordinated Agreement will be borne by the Person making such transfer.

             The obligations of Borrower under this Section shall survive the repayment of the loans made pursuant to this Subordinated Agreement and payment of all amounts due under or in connection with any of the Loan Documents.

             11.5 Consents. Each Lender that is a party to this Subordinated Agreement hereby consents, to the extent required under any agreement between the Lender and Borrower, to Borrower entering into this Subordinated Agreement and obtaining the loans provided under this Subordinated Agreement.

             11.6 Payments on Notes. Borrower will pay all sums becoming due on the Notes for principal, premium, if any, and interest by the method and at the address specified for such purpose below the applicable Lender's signature to this Subordinated Agreement, or by such other method or at such other address as such Lender shall have from time to time specified to Borrower in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of Borrower made concurrently with or reasonably promptly after payment or prepayment in full of any Note, the applicable Lender shall surrender such Note for cancellation, reasonably promptly after any such request, to Borrower at its principal executive office. Prior to any disposition of any Note held by any Lender or any Lender's nominee such Lender will, at such Lender's election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon; provided, however, that the failure to make (or any error in the making of) any such notation shall not limit or otherwise affect the Obligations of


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

Borrower hereunder or under such Note with respect to any payments of principal, premium or interest on such Note.

             11.7 Payments Due on Non-Banking Days. Anything in this Subordinated Agreement or the Notes to the contrary notwithstanding, any payment of principal of, premium or interest on any Note that is due on a date other than a Banking Day shall be made on the next succeeding Banking Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Banking Day.

             11.8 Transfer of Ownership of Borrower under Certain Circumstances. The Administrative Agent and each Lender expressly acknowledge that Pro-Fac may transfer or abandon all, but not less than all, of the common stock or other ownership interests of Borrower held by Pro-Fac: (a) on June 15, 2002, provided that the Administrative Agent has been provided with not less than eleven months prior written notice of Pro-Fac's intention to do so, or (b) at any time prior to the Maturity Date (and whether or not any Event of Default or Potential Default has occurred or is continuing) if (i) Borrower is insolvent or otherwise unable to meet its obligations as they come due (as determined by Pro-Fac in its sole discretion reasonably exercised), or (ii) (A) any liability or liabilities of Seller that arose prior to the Closing Date (including liabilities, e.g., environmental or pension fund liabilities, for which Borrower may have independent liability) is imposed or asserted against Borrower or any Affiliate of Borrower, and (B) Pro-Fac makes a determination in its reasonable business judgment that, in view of such liability or costs, continuing to own common stock or to have any other ownership interest in Borrower is not in the best interests of Pro-Fac. Nothing in this Section 11.8 shall affect the existence of an Event of Default under subsection (m) of the definition of "Event of Default" in the Notes by reason of the foregoing, or the exercise by the Lenders of their remedies provided for in the Loan Documents as a result thereof. Pro-Fac is an expressly intended third party beneficiary of this Section 11.8 and may enforce the terms hereof as though a party to this Subordinated Agreement.

             11.9 Jurisdiction, Immunities. Section 13.8 of the Senior Credit Agreement is incorporated herein and made a part hereof by this reference, with the following modification: the reference to "Section 13.3" shall refer instead to "Section 11.3 of this Subordinated Agreement".

             11.10 Confidentiality. Section 13.16 of the Senior Credit Agreement is incorporated herein and made a part hereof by this reference, with the following modification: the reference to "Section 13.5" therein shall refer instead to "Section 11.4 of this Subordinated Agreement".

             11.11 Obligations Non-Recourse to Agrilink and Pro-Fac. Section
13.18 of the Senior Credit Agreement is incorporated herein and made a part hereof by this reference, with the following modifications: (a) the reference to "Section 13.17" therein shall refer instead to "Section 11.9 of this Subordinated Agreement", and (b) the reference to "this Section 13.18" shall refer instead to "this Section".

             11.12 Construction; Definitional Provisions.

                   (a) When used in this Subordinated Agreement: (i) a reference to a Law includes any amendment or modification to such Law;
         (ii) a reference to a Person includes its permitted successors and permitted assigns and a reference to a Person in a particular capacity excludes such Person in any other capacity; (iii) a reference to an agreement, instrument or document (other than the Senior Credit Agreement) shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time and, if applicable, as permitted by the Loan Documents, any reference to any
         Note includes any note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor; (iv) reference to any gender includes the other gender; (v) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Subordinated Agreement as a whole and not to any particular Article, Section or other subdivision; (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;
         (vii) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term; and (viii) any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. Any reference to Pacific Time shall mean such time as in effect in the United States of America.

                   (b) The following sections of the Senior Credit Agreement are incorporated herein and made a part hereof by this reference: Sections 1.2 and 1.3.

             11.13 Other Miscellaneous Provisions. The following sections of the Senior Credit Agreement are incorporated herein and made a part hereof by this reference: Sections 13.2, 13.3, 13.4, 13.7, 13.9, 13.10, 13.11, 13.12, 13.13,
13.14, 13.19 and 13.20.

             IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written.

                                  Very truly yours,

BORROWER:                         PF ACQUISITION II, INC.

                                  By        /s/ Earl L. Powers
                                            ______________________________
                                            Earl L. Powers, Vice President
                                            ------------------------------
                                                [Printed name and title]

                                  Attn: President
                                  90 Linden Place
                                  Rochester, New York 14625
                                  Fax: (716) 383-1606
                                  Telephone: (716) 383-1850

The foregoing is hereby agreed to as of the date thereof.

CoBANK, ACB,
as Administrative Agent and as a Lender

By     /s/ Robert D. Bergsten
       ----------------------------------

       Robert D. Bergsten, Vice President
       ----------------------------------
            [Printed name and title]

3636 American River Drive
Sacramento, CA 95864
P.O. Box 13010-A
Sacramento, CA 95813
Attn:  Credit Department
Fax:  (916) 973-3001
Telephone: (916) 973-3033

                                   SCHEDULE A

                                     LENDERS

CoBank, ACB                                            $12,000,000.00

                                   SCHEDULE B

                                   DEFINITIONS

             "Administrative Agent" means CoBank, ACB, as administrative agent for the Lenders.

             "Assignee" has the meaning assigned to such term in Section 11.4.

             "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement substantially in the form of Exhibit A to the Senior Credit Agreement.

             "Borrower" has the meaning assigned to that term in the Introduction.

             "Closing Date" has the meaning assigned to that term in Section 2.

             "Collateral" means collectively the Junior Security Agreement Collateral and the Junior Mortgage Collateral.

             "Event of Default" has the meaning assigned to that term in the Notes.

             "Junior Mortgage Collateral" means the Collateral described as such in the Junior Mortgages.

             "Junior Mortgages" means, collectively (a) mortgages covering Borrower's owned and leased real property interests in the State of Washington to be executed by Borrower in the form attached to the Senior Credit Agreement as Exhibit C, and (b)(i) a mortgage covering Borrower's owned and leased real property interests in the State of Oregon to be executed by Borrower in the form attached to the Senior Credit Agreement as Exhibit C, and (ii) an addendum to such mortgage to be executed by Borrower in the form attached hereto as Exhibit III.

             "Junior Security Agreement" means, collectively, (a) a security agreement in the form attached to the Senior Credit Agreement as Exhibit E to be executed by Borrower, and (b) an addendum to such security agreement to be executed by Borrower in the form attached hereto as Exhibit II.

             "Junior Security Agreement Collateral" means the Collateral described as such in the Junior Security Agreement.

             "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Subordinated Agreement, together with their successors and permitted assigns pursuant to Section 11.4.

             "Loan Documents" means this Subordinated Agreement and all instruments and documents contemplated hereby, including, without limitation, the Notes, the Junior Security Agreement and the Junior Mortgages, and any supplement thereto and the Notes.

             "Maturity Date" means February 22, 2014.

             "Notes" means the subordinated promissory notes executed by Borrower in favor of Lenders substantially in the form of Exhibit I attached hereto, as the same may from time to time be amended, supplemented or otherwise modified.

             "Obligations" means, as of any date of determination, the sum of the aggregate principal amount of all loans made pursuant to this Subordinated Agreement then outstanding.

             "Participant" has the meaning assigned to that term in Section
11.4.

             "Permitted Liens" means: (a) Liens in favor of the Lenders; (b) Liens for taxes, assessments, or governmental charges that are not past due; (c) Liens and deposits under workers' compensation, unemployment insurance, and social security Laws; (d) Liens and deposits to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations arising in the ordinary course of business as conducted on the date hereof; (e) Liens imposed by Law in favor of mechanics, materialmen, warehousemen, and like persons that secure obligations that are not past due;
(f) easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;
(g) liens retained by software vendors in conjunction with software license agreements; (h) Liens securing the Senior Debt, and (i) Liens securing indebtedness permitted by clause (v) of Section 8.1 of the Senior Credit Agreement as incorporated by reference herein.

             "Required Lenders" means, at any time, except as otherwise provided in Sections 8.1 and 8.2 hereof, Lenders holding at least 67% in principal amount of the Notes at the time outstanding.

             "Pro Rata Share" means as to each Lender, a fraction, the numerator of which is such Lender's commitment set forth on Schedule A and the denominator of which is $12,000,000.00.

             "Senior Credit Agreement" means that certain Credit Agreement dated as of the date hereof among Borrower, CoBank ACB, as Administrative Agent and the Banks party thereto, as in effect as of the date hereof.

             "Senior Debt" means the "Senior Indebtedness" as such term is defined in the Notes.

             "Specified Expenses" means (a) cash bonuses payable to former members of Seller who become members of Pro-Fac not in excess of $6,400,000 and
(b) (i) cash payments to former members of Seller who are now retired, (ii) severance payments to employees of Borrower who are former employees of Seller and (iii) transactional costs related to the Acquisition Agreement and the Senior Credit Agreement not in excess of $2,600,000 for all of the payments described in this clause (b).

             "Subordinated Agreement" means this Subordinated Note Agreement as it may from time to time be amended, supplemented or otherwise modified.

Any and all defined terms used in this Subordinated Agreement without definition in this Schedule B shall have the respective meanings assigned thereto in the Senior Credit Agreement, and any and all defined terms used in such definitions in the Senior Credit Agreement shall have the respective meanings assigned thereto in the Senior Credit Agreement unless otherwise defined in this Schedule B.

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A WHO IS PURCHASING THIS NOTE FOR HIS/HER OR ITS OWN ACCOUNT OR FOR THE ACCOUNTS OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000 FOR ANY SUCH ACCOUNT, OR (B) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

                          SUBORDINATED PROMISSORY NOTE

$12,000,000.00                                                 February 22, 1999

         FOR VALUE RECEIVED, the undersigned, PF Acquisition II, Inc., a New York corporation (the "Company"), promises to pay, but subject nevertheless to all of the provisions hereof, to the order of COBANK, ACB, at its offices at _____________________________________________or at such other office within the
United States of America as the holder hereof may from time to time in writing appoint, the principal sum of Twelve Million Dollars ($12,000,000.00) in quarterly installments on the last day of each calendar quarter (commencing March 31, 2009) each equal to 1/40 (2.5%) of the principal balance hereof on March 31, 2009 and a final payment on February 22, 2014. The Company promises to pay interest at such office on the balance of principal from time to time outstanding and unpaid hereon (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) (i) for the period from February 22, 2004 until February 22, 2009 at the rate of five (5) percent per annum and (ii) for the period from and after February 22, 2009 and until payment in full thereof at the rate of seven (7) percent per annum, such interest to be due and payable quarterly in arrears on the last day of each calendar quarter in each year (commencing March 31, 2004) and on the final maturity date of this Note (the "Interest Payment Dates "). Interest accruing on this Note during the period described in clause (i) of the preceding sentence shall be payable solely and only through the issuance by the Company to the holder hereof on each Interest Payment Date of a subordinated promissory note in the amount of the interest then due and payable, each such subordinated promissory note to be identical to this Note except for the date thereof and the principal amount thereof. Interest accruing thereafter shall be due and payable in cash on each Interest Payment Date. Interest shall continue to accrue hereon notwithstanding the occurrence of any Event of Default (as hereinafter defined). Capitalized terms used and not defined herein shall have the meanings given such terms in that certain

Subordinated Note Agreement dated as of February 22, 1999 among Company, the Lenders party thereto and CoBank, ACB, as Administrative Agent for the Lenders (the "Subordinated Agreement").

         This Note may be prepaid in whole or in part (but if in part, in a minimum amount of $100,000) at any time without premium or penalty.

         This Note is subordinate and junior in right of payment to all Senior Indebtedness of the Company, whether now existing or hereafter arising, on and subject to the terms and conditions hereinafter set forth.

         The term "Senior Indebtedness" shall mean and include all of the following obligations of the Company, in each instance, whether now existing or hereafter arising:

                  (i) all indebtedness, obligations and liabilities of the Company under or with respect to that certain Credit Agreement dated as of February 22, 1999 by and among the Company, CoBank, ACB as Administrative Agent and the Banks from time to time party thereto, all as the same may from time to time be amended, modified or restated (the "Bank Credit Agreement") (including without limitation all liabilities of the Company with respect to the principal of and interest (including interest accruing subsequent to the filing of a petition in bankruptcy or insolvency) at the rate specified in the documents relating to such Senior Indebtedness, whether or not such interest is no longer permitted to be enforced against the obligor under any credit facility replacing the credit facility provided for in such Bank Credit Agreement), provided that the aggregate principal amount of loans and face amount of letter of credit liabilities constituting Senior Indebtedness under this clause (i) shall not exceed $100,000,000 at any one time outstanding; and

                  (ii) all obligations of the Company pursuant to interest rate swap agreements, interest rate cap agreements and other similar agreements or arrangements designed to protect the Company against fluctuations in interest rates, each computed net of amounts due the Company from the same counterparty of contracts of the foregoing types of a type which are permitted to be netted under the Bankruptcy Code.

         In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Company or the proceeds thereof to the creditors of the Company or upon any indebtedness of the Company, occurring by reason of liquidation, dissolution or other winding up of the Company or by reason of execution, sale, receivership, insolvency, bankruptcy, reorganization, arrangement or other proceedings or the reorganization or readjustment of the Company or its debts or properties then, and in such event, all Senior Indebtedness shall be paid and satisfied in full before any payment or distribution of any kind or character, whether in cash, property or securities, shall be made on or in respect of the principal of or interest on this Note and in any such event, any such payment., dividend or distribution which shall be made upon or in respect hereof shall be paid over to the holders of Senior Indebtedness (but subject to any priorities between them, such that if any Senior Indebtedness is subordinated in right of payment to any other Senior Indebtedness, all amounts which shall otherwise be payable to the holder of the subordinate claim shall instead be paid to the holders of the claims which are superior thereto) for application on such Senior Indebtedness, until such Senior Indebtedness has been fully paid and satisfied, and in the event that this Note is declared due and payable prior to its expressed maturity the holder of this Note shall be entitled to the payment of principal and interest only after there shall first have been paid in full all Senior Indebtedness outstanding at the time this Note so became due and payable or which thereafter arises.

         During the continuance of any default in the payment when due (whether by lapse of time, acceleration or otherwise) of the principal of, interest on or any other amount in respect of Senior Indebtedness, or in the event an event of default occurs with respect to any Senior Indebtedness permitting the holders thereof to accelerate the maturity thereof, then and in any such event, and until such default in payment or event of default shall have been cured or waived by the holders of the Senior Indebtedness in question or shall have ceased to exist, no payment of principal and interest shall be made hereon and no other payment (whether in respect of the redemption, retirement, purchase or other acquisition of the indebtedness evidenced by this Note) shall be made; provided, however, that (i) the foregoing shall not prohibit the holder hereof from receiving additional subordinated notes in payment of interest hereon as and to the extent provided for by the first paragraph of this Note and (ii) the foregoing shall not require the holder hereof to return any amount paid to it by the Company hereunder if, at the time of receipt of such payment by the holder, it did not have actual knowledge of the occurrence of one of the foregoing events prohibiting payment to it. Any holder of Senior Indebtedness may notify the holder of the occurrence of any event prohibiting payment hereunder by delivering such notice to the holder by personal service or by telecopy, with such notice to be given to the holder hereof at its address as shown herein. The present and any successive holder of this Note may change the address to which such notice may be sent by written notice to the Administrative Agent and/or trustee for the holders of the Senior Indebtedness described in clause (i) of the definition of Senior Indebtedness and to any other holder of Senior Indebtedness that has requested the holder in writing to receive such notices.

         Any one or more of the following shall constitute, an "Event of Default" hereunder:

                  (a) Failure by Company to make any principal payment required to be made hereunder within 5 days after the date when due; or

                  (b) Failure by Company to make any interest or other payment (other than a principal payment) required to be made hereunder or under any other Loan Document within 20 days of the date when due; or

                  (c) Any representation or warranty made by Company in the Subordinated Agreement or in any agreement, certificate or document related thereto or furnished in connection therewith, shall prove to have been false or misleading in any material respect on or as of the date made; or

                  (d) Failure by Company to perform or comply with any covenant set forth in Sections 7.3 through 7.9 of the Bank Credit Agreement (other than 7.9(E) through (H)), as incorporated by reference into the Subordinated Agreement, and such failure continues for 15 days after written notice thereof shall have been delivered to Company by any Lender; or

                  (e) Company shall fail to perform or comply with any other covenant or agreement contained in the Subordinated Agreement, including any covenant excluded in subsection (d) above and such failure continues for 5 days after written notice thereof shall have been delivered to Company by any Lender; or

                  (f) Company shall, after any applicable grace period, breach or be in default under the terms of any other Loan Document or of any other agreement between Company and any Lender; or

                  (g) Company shall fail to pay when due any indebtedness for borrowed money to any other Person or any other event occurs which, under any agreement or instrument relating to such indebtedness, has the effect of accelerating or permitting the acceleration of such indebtedness or obligations, whether or not such indebtedness or obligations are actually accelerated or the right to accelerate is conditioned on the giving of notice, the passage of time or otherwise; or

                  (h) The Required Lenders shall have determined that an event or circumstance constituting a Material Adverse Effect has occurred; or

                  (i) A judgment, decree, or order for the payment of money in excess of $50,000 shall be rendered against the Company and either: (i) enforcement proceedings shall have been commenced; (ii) a Lien prohibited under
Section 8.2 of the Bank Credit Agreement as incorporated by reference into the Subordinated Agreement (and modified in the Subordinated Agreement) shall have been obtained; or (iii) such judgment, decree, or order shall continue unsatisfied and in effect for a period of 20 consecutive days without being vacated, discharged, satisfied, or stayed pending appeal; or

                  (j) Any reportable event (as defined in ERISA) which constitutes grounds for the termination of any Plan, or for the appointment of a trustee to administer or liquidate any such Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to Company by Administrative Agent; or any such Plan shall be terminated; or a trustee shall be appointed; or the PBGC shall institute proceedings to terminate any such Plan; or

                  (k) Company shall (1) have entered involuntarily against it an order for relief under the Bankruptcy Code of 1978, as amended; (2) admit in writing its inability to pay, or not pay, its debts generally as they become due or suspend payment of its obligations; (3) make an assignment for the benefit of creditors; (4) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property; (5) file a petition seeking relief or institute any proceeding seeking to have entered against it an order for relief under the Bankruptcy Code of 1978, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshalling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it; (6) fail to contest in good faith any appointment or proceeding described in subsection (l) below; or (7) take any corporate action in furtherance of any of the foregoing; or

                  (l) A custodian, receiver, trustee, conservator, liquidator or similar official shall be appointed for Company or any substantial part of its property, or a proceeding described in subsection (5) of subsection (k) above shall be instituted against Company and such appointment continues undischarged or any such proceeding continues undismissed or unstayed for a period of 60 days; or

                  (m) Company shall cease to be a subsidiary of Pro-Fac, or Company shall sell or transfer all or substantially all of its assets to a Person that is not a subsidiary of Pro-Fac.

         Upon the occurrence of and during the continuance of any Event of Default described in clauses (a), (b), (c), (d), (e), (f), (g), (h), (i), (j) or
(m) of the foregoing paragraph, the holder hereof may, by written notice to the Company, declare the principal of and interest on this Note to be immediately due and payable; provided, however, that no payment may be made hereon, and the holder may take no steps to enforce or compel payment hereof, unless and until all Senior Indebtedness has been fully paid and satisfied. If any Event of Default described in clauses (k) or (l) of the immediately preceding paragraph occurs, this Note shall be and become immediately due and payable without notice of any kind, but no payment may be made hereon and no steps may be taken to compel payment hereof unless and until all Senior Indebtedness has been fully paid and satisfied.

         Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash or cash equivalents equal to the amount of such Senior Indebtedness then outstanding. However, if pursuant to a bankruptcy or insolvency proceeding involving the Company, the holders of Senior Indebtedness receive securities of the Company as reorganized and the plan of reorganization provides for the issuance of securities to the holder of this Note, then such holder may receive and retain such securities if the same are subordinated in right of payment to the prior payment in full of the securities which the holders of Senior Indebtedness receive to substantially the same extent as, or to a greater extent than, this Note is subordinated to Senior Indebtedness.

         Nothing contained in this Note is intended to or shall impair as between the Company and its creditors, other than the holders of Senior Indebtedness, the obligations of the Company, which are otherwise absolute and unconditional, to pay to the holder hereof the principal of and interest on this Note as and when the same becomes due and payable in accordance with its terms or otherwise affect the relative rights of the holder of this Note and creditors of the Company other than holders of Senior Indebtedness.

         The holder of this Note by its acceptance thereof agrees that it shall have no right to offset the obligations of the Company under this Note against any obligation of such holder owing to the Company and the Company agrees that it shall have no right to offset any obligation of the holder of this Note to the Company against the obligations of the Company under this Note.

         The obligations of the Company under this Note are secured by a lien on all or substantially all of the assets of the Company, which lien is, and shall at all times be, junior and subordinate to the lien securing the Senior Indebtedness described in paragraph (i) of the definition thereof as set forth above. The holder of this Note recognizes and agrees that its rights to enforce such lien are significantly limited in favor of the rights of the holders of such Senior Indebtedness to enforce their senior lien on such assets.

         The Company promises to pay reasonable attorneys' fees and court costs of the holder hereof in enforcing payment of this Note; provided, however, that such costs shall be subordinated in right of payment to the prior payment in full of Senior Indebtedness on the terms hereinabove set forth.

         This Note shall be construed in accordance with and governed by the laws of the State of Colorado.

                                                     PF ACQUISITION II, INC.

                                                     By_______________________
                                                     Its_______________________

                                   CoBANK, ACB

                         SUBORDINATE SECURITY AGREEMENT

         THIS SECURITY AGREEMENT IS EXECUTED AND DELIVERED BY PF ACQUISITION II, INC., A NEW YORK CORPORATION, (THE "DEBTOR"), HAVING ITS PLACE OF BUSINESS (OR CHIEF EXECUTIVE OFFICE IF MORE THAN ONE PLACE OF BUSINESS) LOCATED AT 90 LINDEN PLACE, ROCHESTER, NEW YORK 14625, AND WHOSE TAXPAYER IDENTIFICATION NUMBER IS 161562258, TO COBANK, ACB, IN ITS CAPACITY AS ADMINISTRATIVE AGENT PURSUANT TO THE PROVISIONS OF THAT CERTAIN CREDIT AGREEMENT DATED FEBRUARY 22, 1999 (THE "SECURED PARTY"), WHOSE MAILING ADDRESS IS 5500 SOUTH QUEBEC STREET, ENGLEWOOD, CO 80111.

         SECTION 1. GRANT OF SECURITY INTEREST. FOR VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE DEBTOR HEREBY GRANTS TO THE SECURED PARTY A SECURITY INTEREST IN ALL OF THE FOLLOWING PROPERTY, WHEREVER LOCATED AND WHETHER NOW EXISTING OR HEREAFTER ACQUIRED, TOGETHER WITH ALL ACCESSIONS AND ADDITIONS THERETO, AND ALL PRODUCTS AND PROCEEDS THEREOF:

         ACCOUNTS; INVENTORY (INCLUDING, WITHOUT LIMITATION, RETURNED OR REPOSSESSED GOODS); CHATTEL PAPER; INSTRUMENTS, INVESTMENT PROPERTY (INCLUDING, WITHOUT LIMITATION, CERTIFICATED AND UNCERTIFICATED SECURITIES, SECURITY ENTITLEMENTS, SECURITIES ACCOUNTS, COMMODITY CONTRACTS, MARGIN ACCOUNTS, AND COMMODITY ACCOUNTS), DOCUMENTS; EQUIPMENT; FIXTURES; GENERAL INTANGIBLES (INCLUDING, WITHOUT LIMITATION, CHOSES OR THINGS IN ACTION, LITIGATION RIGHTS AND RESULTING JUDGMENTS, GOODWILL, PATENTS, TRADEMARKS AND OTHER INTELLECTUAL PROPERTY, TAX REFUNDS, MISCELLANEOUS RIGHTS TO PAYMENT, ENTITLEMENTS AND INVESTMENTS, EQUITIES AND PATRONAGE RIGHTS IN ALL COOPERATIVES, MARGIN ACCOUNTS, COMPUTER PROGRAMS, INVOICES, BOOKS, RECORDS, AND OTHER INFORMATION RELATING TO OR ARISING OUT OF THE DEBTOR'S BUSINESS); AND, TO THE EXTENT NOT COVERED BY THE ABOVE, ALL OTHER PERSONAL PROPERTY OF THE DEBTOR OF EVERY TYPE AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION, INTERESTS OR CLAIMS IN OR UNDER ANY POLICY OF INSURANCE, TORT CLAIMS, DEPOSIT ACCOUNTS, MONEY, AND JUDGMENTS (THE "COLLATERAL").

WHERE APPLICABLE, ALL TERMS USED HEREIN SHALL HAVE THE SAME MEANING AS SET FORTH IN THE UNIFORM COMMERCIAL CODE (THE "UCC").

                  SECTION 2. THE OBLIGATIONS. THE SECURITY INTEREST GRANTED HEREUNDER SHALL SECURE THE PAYMENT OF ALL PRESENT AND FUTURE OBLIGATIONS OF EVERY KIND OR NATURE OF DEBTOR AT ANY TIME AND FROM TIME TO TIME OWED TO SECURED PARTY, UNDER ANY ONE OR MORE OF THE LOAN DOCUMENTS (AS DEFINED BELOW), WHETHER DUE OR TO BECOME DUE, MATURED OR UNMATURED, LIQUIDATED OR UNLIQUIDATED, OR CONTINGENT OR NONCONTINGENT, INCLUDING OBLIGATIONS OF PERFORMANCE AS WELL AS OBLIGATIONS OF PAYMENT, AND INCLUDING INTEREST THAT ACCRUES AFTER THE

COMMENCEMENT OF ANY PROCEEDING UNDER ANY DEBTOR RELIEF LAW BY OR AGAINST DEBTOR (THE "OBLIGATIONS"). FOR PURPOSES OF THIS SECURITY AGREEMENT, "LOAN DOCUMENTS" SHALL MEAN (I) THAT CERTAIN SUBORDINATED NOTE AGREEMENT DATED AS OF FEBRUARY 22, 1999 AMONG DEBTOR, THE LENDERS THEREIN NAMED, AND COBANK, ACB, AS ADMINISTRATIVE AGENT (AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "LOAN AGREEMENT"), AND (II) ALL INSTRUMENTS AND DOCUMENTS CONTEMPLATED BY THE LOAN AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE NOTES (AS DEFINED IN THE LOAN AGREEMENT), THIS SECURITY AGREEMENT AND THE JUNIOR MORTGAGES (AS DEFINED IN THE LOAN AGREEMENT), AND ANY SUPPLEMENT THERETO AND THE NOTES. FOR PURPOSES OF THIS SECURITY AGREEMENT, "SECURED PARTY" SHALL MEAN COBANK, ACB, AS ADMINISTRATIVE AGENT UNDER THE LOAN AGREEMENT ("THE ADMINISTRATIVE AGENT"), AND THE LENDERS UNDER THE LOAN AGREEMENT, AND EACH OF THEM, AND ANY ONE OR MORE OF THEM.

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. THE DEBTOR REPRESENTS, WARRANTS AND COVENANTS AS FOLLOWS:

                  A. TITLE TO COLLATERAL. EXCEPT AS PERMITTED BY ANY OTHER WRITTEN AGREEMENT BETWEEN THE PARTIES, AND EXCEPT FOR ANY SECURITY INTEREST IN FAVOR OF THE SECURED PARTY, OR OTHERWISE PERMITTED PURSUANT TO THE LOAN AGREEMENT, THE DEBTOR HAS CLEAR TITLE TO ALL COLLATERAL FREE OF ALL ADVERSE CLAIMS, INTERESTS, LIENS, OR ENCUMBRANCES. WITHOUT THE PRIOR WRITTEN CONSENT OF THE SECURED PARTY, THE DEBTOR SHALL NOT CREATE OR PERMIT THE EXISTENCE OF ANY ADVERSE CLAIMS, INTERESTS, LIENS, OR OTHER ENCUMBRANCES AGAINST ANY OF THE COLLATERAL. THE DEBTOR SHALL PROVIDE PROMPT WRITTEN NOTICE TO THE SECURED PARTY OF ANY FUTURE ADVERSE CLAIMS, INTERESTS, LIENS, OR ENCUMBRANCES AGAINST ALL COLLATERAL, AND SHALL DEFEND DILIGENTLY THE DEBTOR'S AND THE SECURED PARTY'S INTERESTS IN ALL COLLATERAL.

                  B. VALIDITY OF SECURITY AGREEMENT; CORPORATE AUTHORITY. THIS SECURITY AGREEMENT IS THE VALID AND BINDING OBLIGATION OF THE DEBTOR, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS. THE DEBTOR HAS THE CORPORATE POWER TO EXECUTE, DELIVER AND CARRY OUT THE TERMS AND PROVISIONS OF THIS SECURITY AGREEMENT AND ALL RELATED DOCUMENTS, AND HAS TAKEN ALL NECESSARY CORPORATE ACTION TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS SECURITY AGREEMENT AND ALL RELATED DOCUMENTS.

                  C. LOCATION OF THE DEBTOR. THE DEBTOR'S PLACE OF BUSINESS (OR CHIEF EXECUTIVE OFFICE IF MORE THAN ONE PLACE OF BUSINESS) IS LOCATED AT THE ADDRESS SHOWN ABOVE.

                  D. LOCATION OF COLLATERAL. ALL EQUIPMENT ARE NOW AT THE LOCATION OR LOCATIONS SPECIFIED ON SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF. ALL FARM PRODUCTS AND FIXTURES ARE NOW AT THE LOCATION OR LOCATIONS SPECIFIED ON SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF.

                  E. NAME, IDENTITY, AND CORPORATE STRUCTURE. EXCEPT AS OTHERWISE DISCLOSED TO THE SECURED PARTY IN WRITING, THE DEBTOR HAS NOT WITHIN THE PAST TEN YEARS CHANGED ITS NAME,








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IDENTITY OR CORPORATE STRUCTURE THROUGH INCORPORATION, MERGER, CONSOLIDATION,
JOINT VENTURE OR OTHERWISE.

                  F. CHANGE IN NAME, LOCATION OF COLLATERAL, ETC. WITHOUT GIVING AT LEAST THIRTY DAYS' PRIOR WRITTEN NOTICE TO THE SECURED PARTY, THE DEBTOR SHALL NOT CHANGE ITS NAME, IDENTITY OR CORPORATE STRUCTURE, THE LOCATION OF ITS PLACE OF BUSINESS (OR CHIEF EXECUTIVE OFFICE IF MORE THAN ONE PLACE OF BUSINESS), OR THE LOCATION OF THE COLLATERAL.

                  G. FURTHER ASSURANCES. UPON THE REQUEST OF THE SECURED PARTY, THE DEBTOR SHALL DO ALL ACTS AND THINGS AS THE SECURED PARTY MAY FROM TIME TO TIME DEEM NECESSARY OR ADVISABLE TO ENABLE IT TO PERFECT, MAINTAIN, AND CONTINUE THE PERFECTION AND PRIORITY OF THE SECURITY INTEREST OF THE SECURED PARTY IN THE COLLATERAL, OR TO FACILITATE THE EXERCISE BY THE SECURED PARTY OF ANY RIGHTS OR REMEDIES GRANTED TO THE SECURED PARTY HEREUNDER OR PROVIDED BY LAW. WITHOUT LIMITING THE FOREGOING, THE DEBTOR AGREES TO EXECUTE, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURED PARTY, SUCH FINANCING STATEMENTS, AMENDMENTS THERETO, SUPPLEMENTAL AGREEMENTS, ASSIGNMENTS, NOTICES OF ASSIGNMENTS, AND OTHER INSTRUMENTS AND DOCUMENTS AS THE SECURED PARTY MAY FROM TIME TO TIME REQUEST. IN ADDITION, IN THE EVENT THE COLLATERAL OR ANY PART THEREOF CONSISTS OF INSTRUMENTS, DOCUMENTS, CHATTEL PAPER, OR MONEY (WHETHER OR NOT PROCEEDS OF THE COLLATERAL), THE DEBTOR SHALL, UPON THE REQUEST OF THE SECURED PARTY, DELIVER POSSESSION THEREOF TO THE SECURED PARTY (OR TO AN AGENT OF THE SECURED PARTY RETAINED FOR THAT PURPOSE), TOGETHER WITH ANY APPROPRIATE ENDORSEMENTS AND/OR ASSIGNMENTS. THE SECURED PARTY SHALL USE REASONABLE CARE IN THE CUSTODY AND PRESERVATION OF SUCH COLLATERAL IN ITS POSSESSION, BUT SHALL NOT BE REQUIRED TO TAKE ANY STEPS NECESSARY TO PRESERVE RIGHTS AGAINST PRIOR PARTIES. ALL COSTS AND EXPENSES INCURRED BY THE SECURED PARTY TO ESTABLISH, PERFECT, MAINTAIN, DETERMINE THE PRIORITY OF, OR RELEASE THE SECURITY INTEREST GRANTED HEREUNDER (INCLUDING THE COST OF ALL FILINGS, RECORDINGS, AND TAXES THEREON AND THE FEES AND EXPENSES OF ANY AGENT RETAINED BY SECURED PARTY) SHALL BECOME PART OF THE OBLIGATIONS SECURED HEREBY AND BE PAID BY THE DEBTOR ON DEMAND.

                  H. INSURANCE. THE DEBTOR SHALL MAINTAIN SUCH PROPERTY AND CASUALTY INSURANCE WITH SUCH INSURANCE COMPANIES, IN SUCH AMOUNTS, AND COVERING SUCH RISKS, AS ARE AT ALL TIMES SATISFACTORY TO THE SECURED PARTY. ALL SUCH POLICIES SHALL PROVIDE FOR LOSS PAYABLE CLAUSES OR ENDORSEMENTS IN FORM AND CONTENT ACCEPTABLE TO THE SECURED PARTY. UPON THE REQUEST OF THE SECURED PARTY, ALL POLICIES (OR SUCH OTHER PROOF OF COMPLIANCE WITH THIS SECTION AS MAY BE SATISFACTORY TO THE SECURED PARTY) SHALL BE DELIVERED TO THE SECURED PARTY. THE DEBTOR SHALL PAY ALL INSURANCE PREMIUMS WHEN DUE. IN THE EVENT OF LOSS, DAMAGE, OR INJURY TO ANY INSURED COLLATERAL, THE SECURED PARTY SHALL HAVE FULL POWER TO COLLECT ANY AND ALL INSURANCE PROCEEDS DUE UNDER ANY OF SUCH POLICIES, AND MAY, AT ITS OPTION, APPLY SUCH PROCEEDS TO THE PAYMENT OF ANY OF THE OBLIGATIONS SECURED HEREBY, OR MAY APPLY SUCH PROCEEDS TO THE REPAIR OR REPLACEMENT OF SUCH COLLATERAL.

                  I. TAXES, LEVIES, ETC. THE DEBTOR HAS PAID AND SHALL CONTINUE TO PAY WHEN







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DUE ALL TAXES, LEVIES, ASSESSMENTS, OR OTHER CHARGES WHICH MAY BECOME AN
ENFORCEABLE LIEN AGAINST THE COLLATERAL.

                  J. DISPOSITION AND USE OF COLLATERAL BY THE DEBTOR. WITHOUT THE PRIOR WRITTEN CONSENT OF THE SECURED PARTY AND PROVIDED THE DEBTOR IS NOT IN DEFAULT HEREUNDER, THE DEBTOR SHALL NOT AT ANY TIME SELL, TRANSFER, LEASE, ABANDON, OR OTHERWISE DISPOSE OF ANY COLLATERAL EXCEPT IN THE ORDINARY COURSE OF ITS BUSINESS. THE DEBTOR SHALL NOT USE ANY OF THE COLLATERAL IN ANY MANNER WHICH VIOLATES ANY STATUTE, REGULATION, ORDINANCE, RULE, DECREE, ORDER, OR INSURANCE POLICY.

                  K. RECEIVABLES. THE DEBTOR SHALL PRESERVE, ENFORCE, AND COLLECT ALL ACCOUNTS, CHATTEL PAPER, INSTRUMENTS, DOCUMENTS AND GENERAL INTANGIBLES, WHETHER NOW OWNED OR HEREAFTER ACQUIRED OR ARISING (THE "RECEIVABLES"), IN A DILIGENT FASHION AND, UPON THE REQUEST OF THE SECURED PARTY, THE DEBTOR SHALL EXECUTE AN AGREEMENT IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURED PARTY BY WHICH THE DEBTOR SHALL DIRECT ALL ACCOUNT DEBTORS AND OBLIGORS ON INSTRUMENTS TO MAKE PAYMENT TO A LOCK BOX DEPOSIT ACCOUNT UNDER THE EXCLUSIVE CONTROL OF THE SECURED PARTY.

                  L. CONDITION OF COLLATERAL. ALL TANGIBLE COLLATERAL IS NOW IN GOOD REPAIR AND CONDITION AND THE DEBTOR SHALL AT ALL TIMES HEREAFTER, AT ITS OWN EXPENSE, MAINTAIN ALL SUCH COLLATERAL IN GOOD REPAIR AND CONDITION.

                  M. CONDITION OF BOOKS AND RECORDS. THE DEBTOR HAS MAINTAINED AND SHALL MAINTAIN COMPLETE, ACCURATE AND UP-TO-DATE BOOKS, RECORDS, ACCOUNTS, AND OTHER INFORMATION RELATING TO ALL COLLATERAL IN SUCH FORM AND IN SUCH DETAIL AS MAY BE SATISFACTORY TO THE SECURED PARTY, AND SHALL ALLOW THE SECURED PARTY OR ITS REPRESENTATIVES AT ANY REASONABLE TIME TO EXAMINE AND COPY SUCH BOOKS, RECORDS, ACCOUNTS, AND OTHER INFORMATION.

                  N. RIGHT OF INSPECTION. AT ALL REASONABLE TIMES UPON THE REQUEST OF THE SECURED PARTY, THE DEBTOR SHALL ALLOW THE SECURED PARTY OR ITS REPRESENTATIVES TO VISIT ANY OF THE DEBTOR'S PROPERTIES OR LOCATIONS SO THAT THE SECURED PARTY OR ITS REPRESENTATIVES MAY CONFIRM, INSPECT AND APPRAISE ANY OF THE COLLATERAL.

         SECTION 4. DEFAULT. THE BREACH OF ANY OF THE OBLIGATIONS SECURED HEREBY, AND/OR THE BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT, OR AGREEMENT CONTAINED IN THIS SECURITY AGREEMENT, SHALL CONSTITUTE DEFAULT HEREUNDER.

         SECTION 5. RIGHTS AND REMEDIES. UPON THE DEBTOR'S DEFAULT AND AT ANY TIME THEREAFTER, THE SECURED PARTY MAY DECLARE ALL OBLIGATIONS TO BE IMMEDIATELY DUE AND PAYABLE AND MAY EXERCISE ANY AND ALL RIGHTS AND REMEDIES OF THE SECURED PARTY IN THE ENFORCEMENT OF ITS SECURITY INTEREST UNDER THE UCC, THIS SECURITY AGREEMENT, OR ANY OTHER APPLICABLE LAW. WITHOUT LIMITING THE FOREGOING:





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                  A. DISPOSITION OF COLLATERAL. THE SECURED PARTY MAY SELL,
LEASE, OR OTHERWISE DISPOSE OF ALL OR ANY PART OF THE COLLATERAL, IN ITS THEN PRESENT CONDITION OR FOLLOWING ANY COMMERCIALLY REASONABLE PREPARATION OR PROCESSING THEREOF, WHETHER BY PUBLIC OR PRIVATE SALE OR AT ANY BROKERS' BOARD, IN LOTS OR IN BULK, FOR CASH, ON CREDIT OR OTHERWISE, WITH OR WITHOUT REPRESENTATIONS OR WARRANTIES, AND UPON SUCH OTHER TERMS AS MAY BE ACCEPTABLE TO THE SECURED PARTY, AND THE SECURED PARTY MAY PURCHASE AT ANY PUBLIC SALE. AT ANY TIME WHEN ADVANCE NOTICE OF SALE IS REQUIRED, THE DEBTOR AGREES THAT TEN DAYS' PRIOR WRITTEN NOTICE SHALL BE REASONABLE. IN CONNECTION WITH THE FOREGOING, THE SECURED PARTY MAY:

                           1. REQUIRE THE DEBTOR TO ASSEMBLE THE COLLATERAL AND
ALL RECORDS PERTAINING THERETO AND MAKE SUCH COLLATERAL AND RECORDS AVAILABLE TO THE SECURED PARTY AT A PLACE TO BE DESIGNATED BY THE SECURED PARTY WHICH IS REASONABLY CONVENIENT TO BOTH PARTIES;

                           2. ENTER THE PREMISES OF THE DEBTOR OR PREMISES UNDER
THE DEBTOR'S CONTROL AND TAKE POSSESSION OF THE COLLATERAL;

                           3. WITHOUT CHARGE, USE OR OCCUPY THE PREMISES OF THE
DEBTOR OR PREMISES UNDER THE DEBTOR'S CONTROL, INCLUDING WITHOUT LIMITATION, WAREHOUSE AND OTHER STORAGE FACILITIES;

                           4. WITHOUT CHARGE, USE ANY PATENT, TRADEMARK,
TRADENAME, OR OTHER INTELLECTUAL PROPERTY OR TECHNICAL PROCESS USED BY THE DEBTOR IN CONNECTION WITH ANY OF THE COLLATERAL; AND

                           5. RELY CONCLUSIVELY UPON THE ADVICE OR INSTRUCTIONS
OF ANY ONE OR MORE BROKERS OR OTHER EXPERTS SELECTED BY THE SECURED PARTY TO DETERMINE THE METHOD OR MANNER OF DISPOSITION OF ANY OF THE COLLATERAL AND, IN SUCH EVENT, ANY DISPOSITION OF THE COLLATERAL BY THE SECURED PARTY IN ACCORDANCE WITH SUCH ADVICE OR INSTRUCTIONS SHALL BE DEEMED TO BE COMMERCIALLY REASONABLE.

                  B. COLLECTION OF RECEIVABLES. THE SECURED PARTY MAY, BUT SHALL NOT BE OBLIGATED TO, TAKE ALL ACTIONS REASONABLE OR NECESSARY TO PRESERVE, ENFORCE OR COLLECT THE RECEIVABLES, INCLUDING WITHOUT LIMITATION, THE RIGHT TO NOTIFY ACCOUNT DEBTORS AND OBLIGORS ON INSTRUMENTS TO MAKE DIRECT PAYMENT TO THE SECURED PARTY, TO PERMIT ANY EXTENSION, COMPROMISE, OR SETTLEMENT OF ANY OF THE RECEIVABLES FOR LESS THAN FACE VALUE, OR TO SUE ON ANY RECEIVABLE, ALL WITHOUT PRIOR NOTICE TO THE DEBTOR.

                  C. PROCEEDS. THE SECURED PARTY MAY COLLECT AND APPLY ALL PROCEEDS OF THE COLLATERAL, AND MAY ENDORSE THE NAME OF THE DEBTOR IN FAVOR OF THE SECURED PARTY ON ANY AND ALL CHECKS, DRAFTS, MONEY ORDERS, NOTES, ACCEPTANCES, OR OTHER INSTRUMENTS OF THE SAME OR A DIFFERENT NATURE, CONSTITUTING, EVIDENCING, OR RELATING TO THE COLLATERAL. THE SECURED PARTY MAY RECEIVE AND OPEN ALL MAIL ADDRESSED TO THE DEBTOR AND REMOVE THEREFROM ANY CASH OR NON-CASH







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ITEMS OF PAYMENT CONSTITUTING PROCEEDS OF THE COLLATERAL.

                  D. INSURANCE ADJUSTMENTS. THE SECURED PARTY MAY ADJUST, SETTLE, AND CANCEL ANY AND ALL INSURANCE COVERING ANY COLLATERAL, ENDORSE THE NAME OF THE DEBTOR ON ANY AND ALL CHECKS OR DRAFTS DRAWN BY ANY INSURER, WHETHER REPRESENTING PAYMENT FOR A LOSS OR A RETURN OF UNEARNED PREMIUM, AND EXECUTE ANY AND ALL PROOFS OF CLAIM AND OTHER DOCUMENTS OR INSTRUMENTS OF EVERY KIND REQUIRED BY ANY INSURER IN CONNECTION WITH ANY PAYMENT BY SUCH INSURER.

THE NET PROCEEDS OF ANY DISPOSITION OF THE COLLATERAL MAY BE APPLIED BY THE SECURED PARTY, AFTER DEDUCTING ITS REASONABLE EXPENSES INCURRED IN SUCH DISPOSITION, TO THE PAYMENT IN WHOLE OR IN PART OF THE OBLIGATIONS IN SUCH ORDER AS THE SECURED PARTY MAY ELECT. THE ENUMERATION OF THE FOREGOING RIGHTS AND REMEDIES IS NOT INTENDED TO BE EXHAUSTIVE, AND THE EXERCISE OF ANY RIGHT AND/OR REMEDY SHALL NOT PRECLUDE THE EXERCISE OF ANY OTHER RIGHTS OR REMEDIES, ALL OF WHICH ARE CUMULATIVE AND NON-EXCLUSIVE.

         SECTION 6. OTHER PROVISIONS.

                  A. AMENDMENT, MODIFICATION, AND WAIVER. WITHOUT THE PRIOR WRITTEN CONSENT OF THE SECURED PARTY, NO AMENDMENT, MODIFICATION, OR WAIVER OF, OR CONSENT TO ANY DEPARTURE BY THE DEBTOR FROM, ANY PROVISION HEREUNDER SHALL BE EFFECTIVE. ANY SUCH AMENDMENT, MODIFICATION, WAIVER, OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN. NO DELAY OR FAILURE BY THE SECURED PARTY TO EXERCISE ANY REMEDY HEREUNDER SHALL BE DEEMED A WAIVER THEREOF OR OF ANY OTHER REMEDY HEREUNDER. A WAIVER ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY REMEDY ON ANY SUBSEQUENT OCCASION.

                  B. COSTS AND ATTORNEY'S FEES. EXCEPT AS PROHIBITED BY LAW, IF AT ANY TIME THE SECURED PARTY EMPLOYS COUNSEL IN CONNECTION WITH THE CREATION, PERFECTION, PRESERVATION, OR RELEASE OF THE SECURED PARTY'S SECURITY INTEREST IN THE COLLATERAL OR THE ENFORCEMENT OF ANY OF THE SECURED PARTY'S RIGHTS OR REMEDIES HEREUNDER, ALL OF THE SECURED PARTY'S REASONABLE ATTORNEY'S FEES ARISING FROM SUCH SERVICES AND ALL EXPENSES, COSTS, OR CHARGES RELATING THERETO SHALL BECOME PART OF THE OBLIGATIONS SECURED HEREBY AND BE PAID BY THE DEBTOR ON DEMAND.

                  C. NO OBLIGATION TO MAKE LOANS. NOTHING CONTAINED HEREIN OR IN ANY FINANCING STATEMENT OR OTHER DOCUMENT EXECUTED OR FILED IN CONNECTION HEREWITH SHALL BE CONSTRUED TO OBLIGATE THE SECURED PARTY TO MAKE ANY LOANS OR ADVANCES TO THE DEBTOR, WHETHER PURSUANT TO A COMMITMENT OR OTHERWISE.

                  D. REVIVAL OF OBLIGATIONS. TO THE EXTENT THE DEBTOR OR ANY THIRD PARTY MAKES A PAYMENT OR PAYMENTS TO THE SECURED PARTY OR THE SECURED PARTY ENFORCES ITS SECURITY INTEREST OR EXERCISES ANY RIGHT OF SETOFF, AND SUCH PAYMENT OR PAYMENTS OR THE PROCEEDS THEREOF








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ARE SUBSEQUENTLY INVALIDATED, DECLARED TO BE FRAUDULENT OR PREFERENTIAL, SET
ASIDE, AND/OR REQUIRED TO BE REPAID TO A TRUSTEE, RECEIVER, OR ANY OTHER PARTY UNDER ANY BANKRUPTCY, INSOLVENCY OR OTHER LAW OR IN EQUITY, THEN, TO THE EXTENT OF SUCH RECOVERY, THE OBLIGATIONS OR ANY PART THEREOF ORIGINALLY INTENDED TO BE SATISFIED SHALL BE REVIVED AND CONTINUED IN FULL FORCE AND EFFECT AS IF SUCH PAYMENT OR PAYMENTS HAD NOT BEEN MADE, OR SUCH ENFORCEMENT OR SETOFF HAD NOT OCCURRED.

                  E. PERFORMANCE BY THE SECURED PARTY. IN THE EVENT THE DEBTOR SHALL AT ANY TIME FAIL TO PAY OR PERFORM PUNCTUALLY ANY OF ITS DUTIES HEREUNDER, THE SECURED PARTY MAY, AT ITS OPTION AND WITHOUT NOTICE TO OR DEMAND UPON THE DEBTOR, WITHOUT OBLIGATION AND WITHOUT WAIVING OR DIMINISHING ANY OF ITS OTHER RIGHTS OR REMEDIES HEREUNDER, FULLY PERFORM OR DISCHARGE ANY OF SUCH DUTIES. ALL COSTS AND EXPENSES INCURRED BY THE SECURED PARTY IN CONNECTION THEREWITH, TOGETHER WITH INTEREST THEREON AT THE DEFAULT RATE SET FORTH IN THE LOAN AGREEMENT OR THE NOTES (AS DEFINED IN THE LOAN AGREEMENT), OR IF NO SUCH DEFAULT RATE IS SPECIFIED, THE THEN APPLICABLE INTEREST RATE PLUS FOUR PERCENT PER ANNUM, SHALL BECOME PART OF THE OBLIGATIONS SECURED HEREBY AND BE PAID BY THE DEBTOR UPON DEMAND.

                  F. INDEMNIFICATION, ETC. THE DEBTOR HEREBY EXPRESSLY INDEMNIFIES AND HOLDS THE SECURED PARTY HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, OR OTHER PROCEEDINGS, AND FROM ANY AND ALL LIABILITY, LOSS, DAMAGE, AND EXPENSE OF EVERY NATURE, ARISING BY REASON OF THE SECURED PARTY'S ENFORCEMENT OF ITS RIGHTS AND REMEDIES HEREUNDER, OR BY REASON OF THE DEBTOR'S FAILURE TO COMPLY WITH ANY ENVIRONMENTAL OR OTHER LAW OR REGULATION. AS TO ANY ACTION TAKEN BY THE SECURED PARTY HEREUNDER, THE SECURED PARTY SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKE OF FACT OR LAW, ABSENT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON ITS PART.

                  G. POWER OF ATTORNEY. THE DEBTOR HEREBY APPOINTS THE SECURED PARTY OR THE SECURED PARTY'S DESIGNEE AS ITS ATTORNEY-IN-FACT, WHICH APPOINTMENT IS IRREVOCABLE, DURABLE, AND COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION, IN THE NAME OF THE DEBTOR OR IN THE NAME OF THE SECURED PARTY, TO TAKE ANY ACTION WHICH THE DEBTOR IS OBLIGATED TO PERFORM HEREUNDER OR WHICH THE SECURED PARTY MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS SECURITY AGREEMENT. IN TAKING ANY ACTION IN ACCORDANCE WITH THIS SECTION, THE SECURED PARTY SHALL NOT BE DEEMED TO BE THE AGENT OF THE DEBTOR. THE POWERS CONFERRED UPON THE SECURED PARTY IN THIS SECTION ARE SOLELY TO PROTECT ITS INTEREST IN THE COLLATERAL AND SHALL NOT IMPOSE ANY DUTY UPON THE SECURED PARTY TO EXERCISE ANY SUCH POWERS.

                  H. CONTINUING EFFECT. THIS SECURITY AGREEMENT, THE SECURED PARTY'S SECURITY INTEREST IN THE COLLATERAL, AND ALL OTHER DOCUMENTS OR INSTRUMENTS CONTEMPLATED HEREBY SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL ALL OF THE OBLIGATIONS HAVE BEEN SATISFIED IN FULL, THE LENDERS THAT ARE PARTIES TO THE LOAN AGREEMENT HAVE NO COMMITMENT TO MAKE ANY FURTHER ADVANCES TO THE DEBTOR, AND THE DEBTOR HAS SENT A VALID WRITTEN DEMAND TO THE SECURED PARTY FOR TERMINATION OF THIS SECURITY AGREEMENT.







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                  I. BINDING EFFECT. THIS SECURITY AGREEMENT SHALL BE BINDING
UPON AND INURE TO THE BENEFIT OF THE DEBTOR AND THE SECURED PARTY AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

                  J. SECURITY AGREEMENT AS FINANCING STATEMENT AND AUTHORIZATION TO FILE WITHOUT DEBTOR'S SIGNATURE. A PHOTOGRAPHIC COPY OR OTHER REPRODUCTION OF THIS SECURITY AGREEMENT MAY BE USED AS A FINANCING STATEMENT. IN ADDITION, THE DEBTOR AGREES THAT ADMINISTRATIVE AGENT MAY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, PREPARE AND FILE FINANCING STATEMENTS, AMENDMENTS THERETO, AND CONTINUATION STATEMENTS WITHOUT THE SIGNATURE OF THE DEBTOR AND FILE ANY FINANCING STATEMENT, AMENDMENT THERETO OR CONTINUATION STATEMENT ELECTRONICALLY.

                  K. GOVERNING LAW. SUBJECT TO ANY APPLICABLE FEDERAL LAW, THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO.

                  L. NOTICES. ALL NOTICES, REQUESTS, DEMANDS, OR OTHER COMMUNICATIONS REQUIRED OR PERMITTED HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN GIVEN WHEN SENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE OTHER PARTY AT THE RESPECTIVE ADDRESSES GIVEN IN THE LOAN AGREEMENT, OR TO SUCH OTHER PERSON OR ADDRESS AS EITHER PARTY DESIGNATES TO THE OTHER IN THE MANNER HEREIN PRESCRIBED.

                  M. SEVERABILITY. THE DETERMINATION THAT ANY TERM OR PROVISION OF THIS SECURITY AGREEMENT IS UNENFORCEABLE OR INVALID SHALL NOT AFFECT THE ENFORCEABILITY OR VALIDITY OF ANY OTHER TERM OR PROVISION HEREOF.

         SECTION 7.  SUBORDINATION PROVISIONS.

                  A.       PRIORITY.

                           (1) NOTWITHSTANDING THE OTHER PROVISIONS OF THIS
SECURITY AGREEMENT AND THE TERMS OR PROVISIONS OF ANY AGREEMENT OR ARRANGEMENT WHICH EITHER SECURED PARTY OR SENIOR SECURED PARTY (AS DEFINED BELOW) MAY NOW OR HEREAFTER HAVE WITH DEBTOR OR EACH OTHER, OR ANY RULE OF LAW, AND IRRESPECTIVE OF THE TIME, ORDER OR METHOD OF ATTACHMENT OR PERFECTION OF ANY SECURITY INTEREST OR THE RECORDATION OR OTHER FILING IN ANY PUBLIC RECORD OF ANY FINANCING STATEMENT, ANY SECURITY INTEREST IN THE SENIOR COLLATERAL (AS DEFINED BELOW) GRANTED TO SENIOR SECURED PARTY BY DEBTOR, WHETHER OR NOT PERFECTED, OR ANY OTHER RIGHT, TITLE OR INTEREST IN THE SENIOR COLLATERAL NOW OR HEREAFTER HELD BY SENIOR SECURED PARTY, ARE AND SHALL REMAIN SENIOR TO ANY SECURITY INTEREST THEREIN NOW OR HEREAFTER GRANTED BY DEBTOR OR OTHER PERSON TO SECURED PARTY.

                           (2) FOR PURPOSES OF THIS SECURITY AGREEMENT, THE
FOLLOWING TERMS SHALL HAVE THE MEANINGS RESPECTIVELY SET FORTH AFTER EACH:







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                                    (A) "SENIOR COLLATERAL" SHALL MEAN THE
"COLLATERAL" AS DEFINED IN THAT CERTAIN SECURITY AGREEMENT DATED AS OF FEBRUARY 22, 1999 BY DEBTOR IN FAVOR OF SENIOR SECURED PARTY CONCERNING THE SENIOR INDEBTEDNESS.

                                    (B) "SENIOR INDEBTEDNESS" SHALL HAVE THE
MEANING ASSIGNED TO SUCH TERM IN THE NOTES (AS DEFINED IN THE LOAN AGREEMENT).

                                    (C) "SENIOR SECURED PARTY" MEANS COBANK,
ACB, AS THE ADMINISTRATIVE AGENT UNDER THE LOAN AGREEMENT REFERRED TO IN THE SENIOR SECURITY AGREEMENT (THE "SENIOR LOAN AGREEMENT"), THE BANKS UNDER THE SENIOR LOAN AGREEMENT, AND EACH OF THEM, AND ANY ONE OR MORE OF THEM.

                  B. ENFORCEMENT OF SECURITY INTEREST. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECURITY AGREEMENT, SECURED PARTY AGREES AS
FOLLOWS:

                           (1) SECURED PARTY SHALL HAVE NO RIGHT TO TAKE ANY
ACTION WITH RESPECT TO THE SENIOR COLLATERAL, WHETHER BY JUDICIAL OR NON-JUDICIAL FORECLOSURE, NOTIFICATION TO DEBTOR'S ACCOUNT DEBTORS, THE SEEKING OF THE APPOINTMENT OF A RECEIVER FOR ANY PORTION OF DEBTOR'S ASSETS, OR OTHERWISE, UNLESS AND UNTIL ALL SENIOR INDEBTEDNESS HAS BEEN FULLY AND INDEFEASIBLY PAID IN CASH OR OTHERWISE SATISFIED IN FULL.

                           (2) ANY PROCEEDS OF THE SENIOR COLLATERAL, OR
PROCEEDS THEREOF (WHETHER OR NOT IDENTIFIABLE), RECEIVED BY SECURED PARTY SHALL BE PAID TO SENIOR SECURED PARTY ON DEMAND.

                           (3) IN THE EVENT SENIOR SECURED PARTY ELECTS TO
EXERCISE ITS REMEDIES IN CONNECTION WITH THE SENIOR COLLATERAL, SENIOR SECURED PARTY MAY APPLY THE SENIOR COLLATERAL, OR FORECLOSE UPON, SELL, DISPOSE OF, REALIZE UPON, OR ASSERT OR ENFORCE ANY RIGHT, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION WHATSOEVER THAT SENIOR SECURED PARTY MAY HAVE IN RESPECT OF THE SENIOR COLLATERAL, IN ANY MANNER, AT ANY TIME AND FOR ANY CONSIDERATION DEEMED APPROPRIATE BY SENIOR SECURED PARTY. SENIOR SECURED PARTY SHALL HAVE NO OBLIGATION TO DISPOSE OF THE SENIOR COLLATERAL IN ANY MANNER, AT ANY TIME, OR FOR ANY CONSIDERATION THAT ENHANCES OR PRESERVES THE VALUE THEREOF FOR SECURED PARTY. SECURED PARTY WAIVES ANY CLAIM OR CAUSE OF ACTION AGAINST SENIOR SECURED PARTY WITH RESPECT TO ANY APPLICATION OF, FORECLOSURE UPON, SALE OR DISPOSITION OF THE SENIOR COLLATERAL.

                           (4) IF SECURED PARTY OBTAINS ANY PAYMENT OR OTHER
ASSETS IN VIOLATION OF THIS SECURITY AGREEMENT, SECURED PARTY AGREES THAT IT SHALL HOLD ALL SUCH PAYMENTS AND OTHER ASSETS IN TRUST FOR SENIOR SECURED PARTY, AND SHALL IMMEDIATELY PAY, DELIVER AND ASSIGN TO SENIOR SECURED PARTY ANY SUCH PAYMENTS AND ASSETS FOR APPLICATION TO THE SENIOR INDEBTEDNESS IN SUCH ORDER AND MANNER AS SENIOR SECURED PARTY SHALL DETERMINE.








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         SECTION 8. CERTAIN DELIVERIES. NOTWITHSTANDING ANYTHING TO THE CONTRARY
IN THIS SECURITY AGREEMENT, DEBTOR'S DELIVERY TO SENIOR SECURED PARTY OF ANY
ITEM REQUIRED TO BE DELIVERED TO SECURED PARTY HEREUNDER SHALL SATISFY THE DELIVERY REQUIREMENT OF THIS SECURITY AGREEMENT, AND SUCH ITEMS SHALL BE DEEMED TO BE HELD BY SENIOR SECURED PARTY FOR THE BENEFIT OF SECURED PARTY, PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS SECTION 8 SHALL NOT APPLY IN THE EVENT THAT COBANK, ACB CEASES TO BE THE SOLE LENDER TO DEBTOR UNDER EITHER THE LOAN AGREEMENT OR THE SENIOR LOAN AGREEMENT, IN WHICH CASE THE LENDERS TO DEBTOR
UNDER THE LOAN AGREEMENT AND THE SENIOR LOAN AGREEMENT SHALL ENTER INTO AN INTERCREDITOR AGREEMENT IN FORM AND SUBSTANCE SATISFACTORY TO SUCH LENDERS CONCERNING, INTER ALIA, THE MATTERS SET FORTH IN THIS SECTION 8.

IN WITNESS WHEREOF, THE DEBTOR HAS EXECUTED THIS SECURITY AGREEMENT BY ITS DULY AUTHORIZED OFFICER AS OF THE DAY AND YEAR SHOWN BELOW.

                                                 DEBTOR:

                                                 PF ACQUISITION II, INC.



DATE: FEBRUARY 22, 1999                          BY: ___________________________

                                                 TITLE: ________________________








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                                   SCHEDULE A

                  TO SECURITY AGREEMENT DATED FEBRUARY 22, 1999

                       EXECUTED BY PF ACQUISITION II, INC.

SET FORTH BELOW ARE THE PRESENT LOCATIONS (BY LEGAL DESCRIPTION) OF THE DEBTOR'S EQUIPMENT, FARM PRODUCTS, AND FIXTURES.

MARION COUNTY, OREGON

SITE 4, PARCEL 1:

PARCEL 2 OF PARTITION PLAT 96-98, FILED FOR RECORD ON NOVEMBER 8, 1996 IN REEL 1353, PAGE 36, MICROFILM RECORDS, MARION COUNTY, OREGON.

SITE 6, PARCEL 1

BEGINNING AT THE NORTHWEST CORNER OF THAT CERTAIN TRACT OF LAND DEEDED TO DAVID CLARK BY GEORGE TAYLOR AND WIFE, WHICH DEED WAS RECORDED JULY 19, 1910 ON PAGE 583, BOOK 114 OF DEED RECORDS OF MARION COUNTY, OREGON; THENCE SOUTH 32[d]15' WEST 22 FEET; THENCE SOUTH 59[d]47' EAST 338.76 FEET, MORE OR LESS, TO THE EAST BOUNDARY OF LOT 3 OF THE NORTH 1/2 OF THE DONATION LAND CLAIM OF B. S. BONNEY AND WIFE; THENCE NORTH 32[d]15' EAST ALONG SAID LINE 22 FEET TO THE SOUTH BOUNDARY LINE OF THE WOODBURN-NATRON BRANCH OF THE SOUTHERN PACIFIC RAILROAD; THENCE NORTH 60[d]45' WEST 339 FEET TO THE PLACE OF BEGINNING, AND BEING A PART OF LOT 3, OF THE NORTH 1/2 OF THE DONATION LAND CLAIM OF B. S. BONNEY AND WIFE IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.

SAVE AND EXCEPT, THE LAND CONVEYED TO THE STATE OF OREGON BY RAY-BROWN COMPANY, INC., BY DEED RECORDED IN VOLUME 216, PAGE 177, DEED RECORDS OF MARION COUNTY, OREGON.

SAVE AND EXCEPT, THAT PARCEL OF LAND SITUATE IN THE B. S. BONNEY DONATION LAND CLAIM IN SECTION 17, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT AN IRON PIPE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF THE SOUTHERN PACIFIC RAILROAD, FROM WHENCE THE SOUTHWEST CORNER OF LOT 4, OF THE SUBDIVISION OF THE NORTH 1/2 OF THE B. S. BONNEY DONATION LAND CLAIM, BEARS SOUTH
32[d]30' WEST 221.90 FEET AND SOUTH 60[d]45' EAST 96.90 FEET AND SOUTH
32[d]28' WEST 308.50 FEET AND SOUTH 59[d]26' EAST 35.76 FEET AND SOUTH
32[d]15' WEST 434.1 FEET AND RUNNING THENCE NORTH 60[d]45' WEST 168.00
FEET ALONG THE SOUTHWESTERLY RIGHT- OF-WAY LINE OF THE SOUTHERN PACIFIC RAILROAD TO A 3/4" IRON PIPE; THENCE SOUTH 32[d]30' WEST 22.00 FEET TO A 3/4" IRON








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PIPE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF PACIFIC HIGHWAY U.S.
99E; THENCE SOUTH 60[d]45' EAST 168.00 FEET, PARALLEL TO SAID RAILROAD RIGHT-OF-WAY; THENCE NORTH 32[d]30' EAST 22 FEET TO THE POINT OF BEGINNING.

SITE 6, PARCEL 2

BEGINNING AT AN IRON PIN IN THE SOUTH LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY 13.22 CHAINS SOUTH 86[d]45' WEST AND 14.12 CHAINS SOUTH
32[d]6' WEST FROM THE MOST EASTERLY NORTHEAST CORNER OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE SOUTH 32[d]6" WEST, 6.74 CHAINS TO A STONE
IN THE SOUTHEAST CORNER OF LOT 4 OF THE B. S. BONNEY SUBDIVISION; THENCE SOUTH 89[d]47' WEST ALONG THE LINE DIVIDING SAID CLAIM IN NORTH AND SOUTH HALVES,
14.44 CHAINS TO AN IRON BOLT; THENCE NORTH 31[d]57' EAST, 13.82 CHAINS TO
AN IRON BOLT IN THE SOUTH LINE OF SAID RIGHT-OF-WAY OF THE SOUTHERN PACIFIC RAILROAD COMPANY; THENCE SOUTH 60[d]58' EAST ALONG SAID RIGHT-OF-WAY, 12.26 CHAINS TO THE POINT OF BEGINNING, AND SITUATED IN THE NORTH 1/2 OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.

SITE 6, PARCEL 3

BEGINNING ON THE DIVISION LINE, DIVIDING THE B. S. BONNEY DONATION LAND CLAIM INTO NORTH AND SOUTH HALVES, AT A POINT WHICH IS 13.20 CHAINS SOUTH 86[d]45' WEST AND 20.92 CHAINS SOUTH 32[d]15' WEST OF THE MOST EASTERLY NORTHEAST CORNER OF THE SAID B. S. BONNEY DONATION LAND CLAIM AND RUNNING THENCE NORTH 32[d]15' EAST 435 FEET TO THE SOUTH LINE OF THE WOODBURN-SILVERTON BRANCH OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY; THENCE SOUTH 60[d]45' EAST ALONG THE SOUTH LINE OF SAID RIGHT-OF-WAY 735.5 FEET TO ITS INTERSECTION WITH SAID DIVISION LINE; THENCE WEST ALONG SAID DIVISION LINE 920 FEET TO THE PLACE OF BEGINNING, AND BEING A PART OF LOT 5 OF THE NORTH 1/2 OF SAID DONATION LAND CLAIM, IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.

SITE 6, PARCEL 4

BEGINNING AT A POINT ON THE SOUTH BOUNDARY LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF- WAY WHICH IS 531.2 FEET NORTH 32[d]15' EAST OF THE SOUTHEAST
CORNER OF A 4.103 ACRE TRACT OF LAND FORMERLY OWNED BY N. F. STRAIN, SAID TRACT BEING A PART OF LOT 3 OF THE NORTH 1/2 OF THE DONATION LAND CLAIM OF B. S. BONNEY AND WIFE IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE SOUTH 32[d]15' WEST 22 FEET; THENCE SOUTH
60[d]58' EAST PARALLEL WITH SAID RIGHT-OF-WAY 1.424 CHAINS; THENCE NORTH 32[d]15' EAST 22 FEET TO THE SOUTH BOUNDARY LINE OF SAID RIGHT-OF-WAY;
THENCE NORTH 60[d]58' WEST ALONG SAID SOUTH BOUNDARY LINE 1.424 CHAINS TO
THE PLACE OF BEGINNING, AND BEING SITUATED IN DONATION LAND CLAIM OF B. S. BONNEY AND WIFE IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.






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


SITE 6, PARCEL 5

BEGINNING AT A POINT WHICH IS NORTH 19[d]45' EAST 13.645 CHAINS AND SOUTH 87[d]22' EAST 32.284 CHAINS AND NORTH 19[d]23' EAST 44.62 CHAINS FROM
THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, AND RUNNING THENCE SOUTH 59[d]55' EAST ALONG THE SOUTH BOUNDARY LINE OF THE SOUTHERN PACIFIC
RAILROAD RIGHT-OF-WAY 1.28 CHAINS; THENCE SOUTH 19[d]23' WEST 3.54 CHAINS; THENCE NORTH 59[d]55' WEST 1.28 CHAINS; THENCE NORTH 19[d]23' EAST
3.54 CHAINS TO THE PLACE OF BEGINNING, BEING SITUATED IN MARION COUNTY, OREGON.

SITE 6, PARCEL 6

BEGINNING AT A POINT WHICH IS REACHED BY BEGINNING AT THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, IN MARION COUNTY, OREGON, AND RUNNING THENCE NORTH 19[d]45' EAST 13.645 CHAINS; THENCE SOUTH 87[d]22' EAST 22.40 CHAINS;
THENCE NORTH 19[d]45' EAST 45.80 CHAINS TO THE NORTHWEST CORNER OF THAT
CERTAIN TRACT DEEDED TO RUDOLPH ZAK, EDWARD ZAK AND ANNA ZAK, HIS WIFE, BY DEED RECORDED AT PAGE 526, BOOK 162, RECORDS OF DEEDS FOR MARION COUNTY, OREGON; RUNNING THENCE ALONG THE WEST LINE OF ADDITIONAL LAND OF SAID ZAK BROTHERS, SAID LAND BEING DESCRIBED IN DEED RECORDED AT PAGE 527, BOOK 162, RECORDS OF DEEDS FOR MARION COUNTY, OREGON, NORTHEASTERLY 184.7 FEET TO A POINT ON THE SOUTH LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY AND BEING THE BEGINNING POINT OF THE HEREIN DESCRIBED TRACT; RUNNING THENCE ALONG SAID RAILROAD RIGHT-OF-WAY BOUNDARY SOUTH 60[d]26' EAST 551.2 FEET, MORE OR LESS, TO THE NORTHEAST
CORNER OF THE ABOVE DESCRIBED ZAK LAND; THENCE ALONG THE EAST LINE OF SAID ZAK LAND SOUTH 19[d]23' WEST 130.0 FEET; THENCE PARALLEL WITH THE SAID RAILROAD NORTH 60[d]26' WEST 130.0 FEET; THENCE NORTH 19[d]23' EAST 119.9 FEET;
THENCE ON A LINE PARALLEL TO AND 10 FEET FROM SAID RAILROAD RIGHT-OF-WAY BOUNDARY NORTH 60[d]26' WEST 421.2 FEET, MORE OR LESS, TO A POINT IN THE
WEST LINE OF SAID ADDITIONAL LAND OF ZAK BROTHERS, 10 FEET SOUTHWEST OF POINT OF BEGINNING; THENCE NORTHEAST ALONG SAID WEST LINE OF ZAK BROTHERS ADDITIONAL PROPERTY, 10 FEET TO POINT OF BEGINNING. SAVE AND EXCEPT, THE WESTERLY 25 FEET FOR A ROADWAY.

SITE 6, PARCEL 7

BEGINNING AT AN IRON PIPE WHICH MARKS THE POINT OF BEGINNING OF A TRACT OF LAND CONVEYED TO IRENE MCMAHAN, BY DEED RECORDED IN VOLUME 490, PAGE 3, DEED RECORDS OF MARION COUNTY, OREGON, WHICH POINT IS 434.1 FEET NORTH 32[d]15' EAST
FROM THE SOUTHWEST CORNER OF LOT 4 OF THE SUBDIVISION OF THE NORTH 1/2 OF THE B.
S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; AND RUNNING THENCE NORTH
59[d]26' WEST A DISTANCE OF 35.76 FEET ALONG THE SOUTH LINE OF SAID MCMAHAN TRACT TO AN IRON PIPE AT THE SOUTHWEST CORNER THEREOF; THENCE NORTH
32[d]28' EAST A DISTANCE OF 308.50 FEET ALONG THE WEST LINE OF SAID TRACT
AND EXTENDED TO AN IRON PIPE; THENCE NORTH 60[d]45' WEST A DISTANCE OF
74.90 FEET TO AN IRON PIPE AT AN ANGLE POINT ON THE WEST LINE OF SAID TRACT; THENCE







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


NORTH 32[d]30' EAST A DISTANCE OF 199.90 FEET ALONG THE SAID WEST LINE TO THE IRON PIPE AT THE NORTHWEST CORNER OF SAID TRACT; THENCE SOUTH 60[d]45' EAST A DISTANCE OF 202.98 FEET ALONG THE NORTH LINE OF SAID TRACT TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 32[d]15' WEST A DISTANCE OF 508.60 FEET ALONG THE WEST LINE OF SAID TRACT TO AN IRON PIPE; THENCE NORTH 60[d]58' WEST A DISTANCE OF 94.3 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

SITE 6, PARCEL 8

BEGINNING ON THE EAST BOUNDARY OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON, AT A POINT WHICH IS 25.95 CHAINS NORTH 19[d]40' EAST FROM THE
SOUTHEAST CORNER THEREOF; THENCE WEST 2,641.16 FEET TO THE EASTERLY LINE OF THE PACIFIC HIGHWAY AS SAME IS LOCATED IN THE SAID TOWNSHIP AND RANGE; THENCE NORTH 32[d]31' EAST ALONG THE EASTERLY LINE OF THE SAID PACIFIC HIGHWAY, 186.78
FEET TO THE LINE DIVIDING THE SAID BONNEY DONATION LAND CLAIM INTO NORTH AND SOUTH HALVES; THENCE NORTH 89[d]52' EAST ALONG THE LINE DIVIDING THE SAID
CLAIM INTO NORTH AND SOUTH HALVES A DISTANCE OF 2,598.02 FEET TO THE EASTERLY LINE OF SAID BONNEY DONATION LAND CLAIM; THENCE SOUTH 19[d]20' WEST ALONG
THE EASTERLY LINE OF THE SAID CLAIM 172.42 FEET TO THE PLACE OF BEGINNING.

SAVE AND EXCEPT, A STRIP OF LAND 60.00 FEET WIDE CONVEYED TO OREGONIAN RAILROAD COMPANY LIMITED BY DEED RECORDED IN VOLUME 26, PAGE 81, OF DEED RECORDS, MARION COUNTY, OREGON.

SAVE AND EXCEPT, THAT PARCEL OF LAND SITUATE IN SECTION 17, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THAT TRACT OF LAND CONVEYED TO TERMINAL ICE AND COLD STORAGE COMPANY BY DEED RECORDED IN VOLUME 593, PAGE 395, MARION COUNTY RECORD OF DEEDS, SAID SOUTHEAST CORNER BEING RECORDED AS BEARING SOUTH 19[d]22' WEST 1,283.53 FEET FROM THE MOST EASTERLY NORTHEAST CORNER OF THE BRADFORD S. BONNEY DONATION LAND CLAIM NO. 47, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; AND RUNNING THENCE FROM THE TRUE POINT OF BEGINNING; SOUTH 19[d]22'
WEST 70 FEET, MORE OR LESS, ALONG THE SOUTHWESTERLY EXTENSION OF THE SOUTHEASTERLY BOUNDARY LINE OF SAID TERMINAL ICE AND COLD STORAGE COMPANY TRACT TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE SOUTHERN PACIFIC RAILROAD; THENCE NORTH 60[d]57' WEST 139 FEET, MORE OR LESS, ALONG SAID NORTHWESTERLY
RAILROAD RIGHT-OF-WAY LINE TO THE MOST EASTERLY SOUTHWEST CORNER OF SAID TERMINAL ICE AND COLD STORAGE COMPANY TRACT; THENCE SOUTH 89[d]45' EAST
144.54 FEET ALONG THE SOUTHERLY BOUNDARY LINE OF SAID TERMINAL ICE AND COLD STORAGE COMPANY TRACT TO THE POINT OF BEGINNING.

SITE 6, PARCEL 9

BEGINNING AT A STONE IN THE EAST LINE OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, SAID STONE BEING







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646.61 FEET NORTH 19[d]38' EAST FROM THE SOUTHEAST CORNER OF SAID CLAIM; AND
RUNNING THENCE SOUTH 87[d]52' WEST 1,087.62 FEET TO A STONE; THENCE NORTH 19[d]39' EAST 1,091.81 FEET TO AN IRON PIPE; THENCE NORTH 89[d]48' WEST 1,574.67 FEET TO A POINT IN THE EASTERLY RIGHT-OF- WAY LINE OF THE PACIFIC HIGHWAY; THENCE NORTH 32[d]30' EAST 18.93 FEET ALONG SAID EASTERLY LINE, TO AN IRON PIPE; THENCE SOUTH 89[d]48' EAST 2,640.76 FEET TO A STONE IN THE EAST LINE OF SAID B.
S. BONNEY DONATION LAND CLAIM; THENCE SOUTH 19[d]38' WEST 1,061.66 FEET ALONG SAID EAST LINE TO THE POINT OF BEGINNING.

SITE 6, PARCEL 10

BEGINNING AT AN IRON PIPE WHICH IS 2,092.52 FEET SOUTH 87[d]49' WEST AND 625.00 FEET NORTH 04[d]46' EAST AND 1,028.01 FEET NORTH 10[d]05' EAST FROM THE SOUTHEAST CORNER OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; AND RUNNING THENCE NORTH 89[d]48' WEST 247.23 FEET TO AN IRON PIPE IN THE EASTERLY RIGHT-F-WAY LINE OF THE PACIFIC HIGHWAY; THENCE SOUTH 32[d]30' WEST 206.88 FEET ALONG SAID EASTERLY LINE TO AN IRON PIPE; THENCE SOUTH 82[d]26' EAST 322.67 FEET TO AN IRON PIPE; THENCE NORTH 10[d]05' EAST 219.51 FEET TO THE POINT OF BEGINNING.

SITE 6, PARCEL 11

BEGINNING AT A STONE AT THE SOUTHEAST CORNER OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; AND RUNNING THENCE SOUTH 87[d]49' WEST ALONG THE SOUTH LINE OF SAID CLAIM 2,092.52 FEET TO A STONE; THENCE NORTH 04[d]46' EAST 625.00 FEET ALONG THE EAST LINE OF THAT CERTAIN TRACT OF LAND DESCRIBED IN VOLUME 449, PAGE 282, MARION COUNTY DEED RECORDS TO A STONE AT THE NORTHEAST CORNER THEREOF; THENCE NORTH 10[d]05' EAST 1,028.01 FEET TO AN IRON PIPE; THENCE NORTH 89[d]48' WEST 247.23 FEET TO AN IRON PIPE SET IN THE EASTERLY RIGHT-OF-WAY LINE OF THE PACIFIC HIGHWAY; THENCE NORTH 32[d]30' EAST 54.42 FEET ALONG SAID EASTERLY LINE TO A POINT; THENCE SOUTH 89[d]48' EAST 1,574.67 FEET TO AN IRON PIPE; THENCE SOUTH 19[d]39' WEST 1,091.81 FEET TO A STONE; THENCE NORTH 87[d]52' EAST 1,087.62 FEET TO A STONE IN THE EAST LINE OF SAID B.S. BONNEY DONATION LAND CLAIM; THENCE SOUTH 19[d]38' WEST 646.61 FEET ALONG SAID EAST LINE TO THE POINT OF BEGINNING.

SAVE AND EXCEPT, A PORTION OF THAT TRACT OF LAND CONVEYED TO AGRIPAC, INC., AN OREGON COOPERATIVE CORPORATION BY WARRANTY DEED, RECORDED IN REEL 918, PAGE 429, MICROFILM RECORDS, MARION COUNTY, OREGON; SAID BEGINNING POINT OF THE FOLLOWING DESCRIBED PARCEL, BEING AN IRON ROD WITH PLASTIC CAP MARKED LS 1362 AND LYING 3,589.65 FEET NORTH 16[d]59'26" WEST OF THE SOUTHEAST CORNER OF NEIL JOHNSON DONATION LAND CLAIM NO. 69 IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; THENCE ALONG THE WESTERLY BOUNDARY OF SAID AGRIPAC TRACT THE FOLLOWING COURSES: SOUTH 86[d]53'16" WEST 730.83 FEET TO THE EAST RIGHT-OF-WAY OF PACIFIC HIGHWAY 99E; THENCE NORTH 31[d]35'00" EAST ALONG SAID RIGHT-OF-WAY 72.98 FEET; THENCE NORTH 86[d]53'16" EAST 702.36 FEET TO AN IRON PIPE; THENCE NORTH 9[d]10'24" EAST 195.00 FEET; THENCE LEAVING SAID WESTERLY BOUNDARY NORTH 30[d]12'00" EAST 409.00







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FEET; THENCE NORTH 0[d]34'00" WEST 391.00 FEET; THENCE SOUTH 86[d]37'53" EAST
494.69 FEET; THENCE SOUTH 61[d]37'04" EAST 591.66 FEET; THENCE SOUTH 28[d]22'56" WEST 1,030.50 FEET; THENCE NORTH 61[d]37'04" WEST 396.67 FEET; THENCE NORTH 85[d]47'24" WEST 419.43 FEET TO THE POINT OF BEGINNING.

SITE 6, PARCEL 12

THAT PARCEL OF LAND SITUATE IN THE B. S. BONNEY DONATION LAND CLAIM, SECTION 17, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, DESCRIBED IN VOLUME 579, PAGE 486 OF THE DEED RECORDS OF MARION COUNTY, OREGON, WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 3/4" IRON PIPE FROM WHENCE THE SOUTHWEST CORNER OF LOT 4 OF THE SUBDIVISION OF THE NORTH 1/2 OF B. S. BONNEY DONATION LAND CLAIM BEARS SOUTH 60[d]45' EAST 74.90 FEET AND SOUTH 32[d]28' WEST 308.50 FEET AND SOUTH 59[d]26' EAST 35.76 FEET AND SOUTH 32[d]15' WEST 434.1 FEET AND RUNNING THENCE NORTH 60[d]45' WEST 22 FEET TO AN IRON PIPE; THENCE NORTH 32[d]30' EAST 199.90 FEET; THENCE SOUTH 60[d]45' EAST
22.00 FEET; THENCE SOUTH 32[d]03' WEST 199.90 FEET TO THE POINT OF BEGINNING.

SITE 6, PARCEL 13

THAT TRACT OF LAND SITUATE IN SECTIONS 19 AND 20, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON, WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON BAR ON THE SOUTHERLY BOUNDARY LINE OF THAT TRACT OF LAND CONVEYED TO GENERAL FOODS CORPORATION BY DEED RECORDED IN VOLUME 547, PAGE 833, MARION COUNTY RECORD OF DEEDS, SAID IRON BAR BEING ALSO THE NORTHEASTERLY CORNER OF THAT TRACT OF LAND CONVEYED TO F AND D GESCHWILL BY DEED RECORDED IN VOLUME 404, PAGE 152, DEED RECORDS FOR MARION COUNTY, OREGON, IN SECTIONS 19 AND 20, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, WHICH BEARS SOUTH 89[d]45' EAST 309.21 FEET AND NORTH 31[d]59' EAST 3,330.55 FEET AND NORTH 86[d]53' EAST 1,070.32 FEET FROM THE MOST SOUTHERLY SOUTHWEST CORNER OF THE NEIL JOHNSON DONATION LAND CLAIM NO. 69, AND RUNNING THENCE FROM THE TRUE POINT OF BEGINNING; SOUTH 18[d]50' WEST 2,665.47 FEET ALONG THE EASTERLY BOUNDARY LINE OF SAID GESCHWILL TRACT TO A 3/4" IRON PIPE; THENCE SOUTH 89[d]39'30" WEST 1,753.47 FEET TO A 3/4" IRON PIPE ON THE WESTERLY BOUNDARY OF THAT TRACT OF LAND CONVEYED TO F AND D GESCHWILL BY DEED RECORDED IN VOLUME 465, PAGE 177, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 31[d]59' EAST 2,917.55 FEET ALONG SAID WESTERLY BOUNDARY AND THE NORTHEASTERLY EXTENSION THEREOF TO A 3/4" IRON PIPE ON THE NORTHERLY BOUNDARY LINE OF SAID GESCHWILL TRACT RECORDED IN VOLUME 404, PAGE 152, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 86[d]53' EAST 1,070.32 FEET TO THE POINT OF BEGINNING.

SAVE AND EXCEPT, BEGINNING AT A POINT ON THE WEST LINE OF THAT TRACT OF LAND CONVEYED TO FRED GESCHWILL BY DEED RECORDED IN VOLUME 288, PAGE 341, DEED RECORDS FOR MARION COUNTY, OREGON, WHICH IS SOUTH 18[d]50'49" WEST 1,654.33 FEET AND SOUTH 89[d]39'30" WEST 1,053.19 FEET FROM THE NORTHEAST CORNER OF THE NEIL JOHNSON DONATION LAND CLAIM NO. 69 IN TOWNSHIP 5







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



SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE SOUTH 18[d]49'55" WEST 1,064.46 FEET; THENCE SOUTH 89[d]39'30" WEST 1,753.46
FEET TO AN IRON PIPE IN THE SOUTHWEST CORNER OF THAT TRACT OF LAND CONVEYED TO GENERAL FOODS CORPORATION BY DEED RECORDED IN VOLUME 625, PAGE 152, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 31[d]59' EAST 1,189.80 FEET ALONG THE WEST LINE OF SAID GENERAL FOODS TRACT TO A 5/8 IRON ROD; THENCE NORTH 89[d]39'30" EAST 1,466.84 FEET TO THE PLACE OF BEGINNING.

SITE 6, PARCEL 14

BEGINNING AT THE NORTHEAST CORNER OF THE NEIL JOHNSON LAND CLAIM NO. 69 IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; THENCE SOUTH 18[d]50'49" WEST 1,654.33 FEET ALONG THE EAST LINE OF SAID CLAIM TO 1 5/8" IRON ROD; THENCE SOUTH 89[d]39'30" WEST 1,053.19 FEET TO A POINT IN THE WEST LINE OF THE FRED GESCHWILL TRACT AS DESCRIBED IN VOLUME 288, PAGE 341, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 18[d]49'55" EAST 1,599.87 FEET TO AN IRON BAR IN THE NORTH LINE OF SAID CLAIM; THENCE NORTH 86[d]55'04" EAST 1,072.71 FEET TO THE PLACE OF BEGINNING.

SITE 6, PARCEL 15

BEGINNING AT AN IRON PIPE IN THE WEST LINE OF THE THOMAS FITZGERALD DONATION LAND CLAIM 13.645 CHAINS FROM THE SOUTHWEST CORNER OF THE SAME IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, IN MARION COUNTY, OREGON; THENCE NORTH 19[d]45' EAST ALONG THE WEST LINE OF SAID CLAIM 45.40 CHAINS TO A STONE; THENCE SOUTH 88[d]17' EAST 11.26 CHAINS TO THE IRON BAR; THENCE SOUTH 19[d]45' WEST 45.60 CHAINS TO AN IRON BAR; THENCE NORTH 87[d]23' WEST 11.20 CHAINS TO THE POINT OF BEGINNING, BEING SITUATED IN THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.

SITE 6, PARCEL 16

BEGINNING AT A POINT 13.645 CHAINS NORTH 19[d]45' EAST AND 11.20 CHAINS SOUTH 87[d]22' EAST FROM THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE NORTH 19[d]45' EAST 9.32 CHAINS TO AN IRON PIPE; THENCE SOUTH 87[d]22' EAST 5.615 CHAINS TO THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO HARVEY E. MIKKELSON, ET AL, BY DEED RECORDED IN VOLUME 455, PAGE 502, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 19[d]45' EAST 30.439 CHAINS; THENCE SOUTH 70[d]15' EAST 5.346 CHAINS; THENCE NORTH 19[d]45' EAST
7.672 CHAINS TO AN IRON BAR AT THE NORTHWEST CORNER OF THE FOURTH TRACT OF LAND DESCRIBED IN DEED TO HARVEY E. MIKKELSON, ET AL, RECORDED IN VOLUME 444, PAGE 672, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE SOUTH 88[d]17' EAST 1.09 CHAINS TO A STONE AT MOST WESTERLY SOUTHWEST CORNER OF A TRACT OF LAND DEEDED TO MARTIN AICHER BY SEBASTIAN AICHER, ET UX, BY DEED RECORDED IN VOLUME 73, PAGE 450, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 18[d]44' EAST








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2.80 CHAINS TO AN IRON PIPE IN THE SOUTH LINE OF THE SOUTHERN PACIFIC RAILROAD
RIGHT-OF-WAY; THENCE SOUTH 60[d]26' EAST 5.74 CHAINS ALONG SAID RIGHT-OF-WAY TO THE NORTHERLY BOUNDARY OF THE FIRST TRACT OF LAND DESCRIBED IN SAID DEED TO HARVEY E. MIKKELSON, ET AL, RECORDED IN VOLUME 444, PAGE 672, DEED RECORDS; THENCE SOUTH 60[d]26' EAST ALONG SAID NORTHERLY BOUNDARY A DISTANCE OF 2.62 CHAINS TO THE NORTHEASTERLY CORNER OF SAID PARCEL; THENCE SOUTH 19[d]23' WEST
44.62 CHAINS; THENCE NORTH 87[d]22' WEST 21.084 CHAINS TO THE PLACE OF
BEGINNING.

SAVE AND EXCEPT, BEGINNING AT A POINT WHICH IS REACHED BY BEGINNING AT THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, IN MARION COUNTY, OREGON, AND RUNNING THENCE NORTH 19[d]45' EAST 13.645 CHAINS; THENCE SOUTH 87[d]22' EAST
22.40 CHAINS; THENCE NORTH 19[d]45' EAST 45.80 CHAINS TO THE NORTHWEST CORNER OF THAT CERTAIN TRACT DEEDED TO RUDOLPH ZAK, EDWARD ZAK AND ANNA ZAK, HIS WIFE, BY DEED RECORDED AT PAGE 426, BOOK 162, RECORDS OF DEEDS FOR MARION COUNTY, OREGON; RUNNING THENCE ALONG THE WEST LINE OF ADDITIONAL LAND OF SAID ZAK BROTHERS, SAID LAND BEING DESCRIBED IN DEED RECORDED AT PAGE 527, BOOK 162, RECORDS OF DEEDS FOR MARION COUNTY, OREGON, NORTHEASTERLY 184.7 FEET TO A POINT ON THE SOUTH LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY AND BEING THE BEGINNING POINT OF THE HEREIN DESCRIBED TRACT; RUNNING THENCE ALONG SAID RAILROAD RIGHT-OF-WAY BOUNDARY SOUTH 60[d]26' EAST 551.2 FEET, MORE OR LESS, TO THE NORTHEAST CORNER OF THE ABOVE DESCRIBED ZAK LAND; THENCE ALONG THE EAST LINE OF SAID ZAK LAND SOUTH 19[d]23' WEST 130.0 FEET; THENCE PARALLEL WITH THE SAID RAILROAD NORTH 60[d]26' WEST 130.0 FEET; THENCE NORTH 19[d] 23' EAST 119.9 FEET; THENCE ON A LINE PARALLEL TO AND 10FEET FROM SAID RAILROAD RIGHT-OF-WAY BOUNDARY NORTH 60[d]26' WEST 421.2 FEET, MORE OR LESS, TO A POINT IN THE WEST LINE OF SAID ADDITIONAL LAND OF ZAK BROTHERS, 10 FEET SOUTHWEST OF POINT OF BEGINNING; THENCE NORTHEAST ALONG SAID WEST LINE OF ZAK BROTHERS ADDITIONAL PROPERTY, 10 FEET TO POINT OF BEGINNING. SAVE AND EXCEPT, THE WESTERLY 25 FEET FOR A ROADWAY.

SITE 6, PARCEL 17

BEGINNING AT AN IRON PIPE ON THE NORTH LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY AT A POINT 93 LINKS NORTH 18[d]44' EAST FROM THE NORTH CORNER OF THE LAST ABOVE MENTIONED TRACT; THENCE NORTH 18[d]44' EAST 2.96 CHAINS TO THE CENTERLINE OF THE COUNTY ROAD; THENCE SOUTH 27[d]29' EAST ALONG THE CENTER OF SAID ROAD 5.37 CHAINS TO AN IRON PIPE IN THE NORTH LINE OF THE SAID RAILROAD RIGHT-OF-WAY; THENCE NORTH 60[d]26' WEST 3.95 CHAINS TO THE POINT OF BEGINNING.

SITE 6, PARCEL 18

BEGINNING AT A CAR SPRING ON THE NORTHERLY BOUNDARY LINE OF THAT TRACT OF LAND DESCRIBED IN CONTRACT TO A. L. STEFFEN AND E. I. STEFFEN, RECORDED IN VOLUME 460, PAGE 90, DEED RECORDS FOR MARION COUNTY, OREGON, SAID CAR SPRING MARKING THE SOUTHEAST CORNER OF THAT TRACT OF LAND CONVEYED TO H. E. MIKKELSON AND M. MIKKELSON, BY DEED RECORDED IN VOLUME 444, PAGE 672, DEED RECORDS FOR MARION COUNTY, OREGON, SAID CAR SPRING IS RECORDED AS BEARING NORTH 19[d]45' EAST
900.57 FEET AND SOUTH 87[d]22' EAST 2,130.7 FEET FROM THE SOUTHWEST CORNER OF THE THOMAS







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


FITZGERALD DONATION LAND CLAIM NO. 54 IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; AND RUNNING THENCE FROM THE TRUE POINT OF BEGINNING; SOUTH 88[d]04'10" EAST 2,865.86 FEET ALONG SAID NORTHERLY BOUNDARY LINE OF SAID STEFFEN TRACT TO A 1/2" IRON PIPE MARKING THE NORTHEASTERLY CORNER OF SAID TRACT; THENCE SOUTH 12[d] WEST 874.70 FEET TO A TWO INCH IRON PIPE MARKING THE SOUTHEASTERLY CORNER OF THAT TRACT OF LAND DESCRIBED IN CONTRACT TO A. L. STEFFEN AND E. I. STEFFEN, RECORDED IN VOLUME 520, PAGE 84, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 88[d]02' WEST 1,042.05 FEET ALONG THE SOUTHERLY BOUNDARY LINE OF SAID STEFFEN TRACT TO A 1/2" IRON PIPE; THENCE NORTH 01[d]55'50" EAST 840.83 FEET TO A 1/2" IRON PIPE ON A LINE PARALLEL WITH AND A PERPENDICULAR DISTANCE OF 20.00 FEET, MEASURED SOUTHERLY FROM SAID NORTHERLY BOUNDARY LINE OF SAID STEFFEN TRACT DESCRIBED IN VOLUME 460, PAGE 90, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 88[d]04'10" WEST 1,697.06 FEET ALONG SAID LINE PARALLEL WITH SAID NORTHERLY BOUNDARY LINE TO A 1/2" IRON PIPE; THENCE NORTH 08[d]03'24" EAST 20.31 FEET TO A 1/2" IRON PIPE ON THE SAID NORTHERLY BOUNDARY LINE; THENCE SOUTH 88[d]04'10" EAST 22.66 FEET ALONG SAID NORTHERLY BOUNDARY LINE TO THE POINT OF BEGINNING.

SITE 6, PARCEL 19

BEGINNING ON THE WESTERLY LINE AND 6.78 CHAINS NORTH 19[d]45' EAST FROM THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM NO. 54 IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE NORTH 19[d]45' EAST 6.865 CHAINS ALONG THE WESTERLY LINE OF SAID FITZGERALD CLAIM; THENCE SOUTH 87[d]22' EAST 2,108.08 FEET TO THE NORTHWESTERLY CORNER OF A TRACT OF LAND CONVEYED TO GENERAL FOODS CORPORATION, BY DEED RECORDED IN VOLUME 640, PAGE 501, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE SOUTH 08[d]03'24" WEST 20.31 FEET TO 1/2 INCH IRON PIPE; THENCE SOUTH 88[d]04'10" EAST 1,697.06 FEET TO A 1/2 INCH IRON PIPE; THENCE SOUTH 1[d]55'50" WEST TO A POINT ON THE SOUTHERLY LINE OF A TRACT DESCRIBED IN AGREEMENT RECORDED IN VOLUME 460, PAGE 90, DEED RECORDS OF MARION COUNTY, OREGON; THENCE NORTH 87[d]14' WEST 3,918.00 FEET, MORE OR LESS, TO A POINT WHICH IS 10.00 FEET FROM THE WESTERLY LINE OF SAID FITZGERALD CLAIM, AS MEASURED PERPENDICULAR THERETO; THENCE SOUTH 19[d]45' WEST 6.70 CHAINS TO A POINT ON THE SOUTHERLY LINE OF SAID FITZGERALD CLAIM, WHICH IS SOUTH 87[d]14' EAST 10.00 FEET FROM THE SOUTHWEST CORNER THEREOF; THENCE NORTH 87[d]14' WEST 10.00 FEET FROM THE SOUTHWEST CORNER OF SAID FITZGERALD CLAIM; THENCE NORTH 19[d]45' EAST 6.78 CHAINS TO THE PLACE OF BEGINNING.

SITE 6, PARCEL 20

BEGINNING AT THE SOUTHWEST CORNER OF THE DONATION LAND CLAIM OF THOMAS FITZGERALD AND WIFE, IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, IN SAID COUNTY AND STATE; THENCE NORTH 19[d]45' EAST 6.78 CHAINS ALONG THE WEST LINE OF THE THOMAS FITZGERALD CLAIM; THENCE SOUTH 87[d]14' EAST 76.47 CHAINS TO THE EAST LINE OF SAID CLAIM; THENCE SOUTH 11[d]54' WEST 6.586 CHAINS TO THE SOUTHEAST CORNER OF THE THOMAS FITZGERALD CLAIM; THENCE NORTH 87[d]14' WEST 77.41 CHAINS ALONG THE SOUTH LINE OF THE SAID CLAIM TO THE PLACE OF BEGINNING.







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SAVE AND EXCEPT, THAT PORTION THEREOF INCLUDED IN DEED TO GENERAL FOODS
CORPORATION RECORDED DECEMBER 14, 1967 IN BOOK 640, PAGE 501, DEED RECORDS, MARION COUNTY, OREGON.

SITE 6 PARCEL 21: (PLANT 8)

ALL OF MORTGAGOR'S RIGHT, TITLE AND INTEREST IN AND TO THAT CERTAIN REAL PROPERTY FACILITY LEASE BETWEEN PF ACQUISITION II, INC., (AS ASSIGNEE TO AGRIPAC, INC.) AS LESSEE, AND GREENFIELD PARTNERS, LTD., AN OREGON LIMITED PARTNERSHIP AS LESSOR, PURSUANT TO AN UNDATED LEASE RELATED TO THE REAL PROPERTY MORE PARTICULARLY DESCRIBED BELOW:

IMPROVEMENTS ONLY ON THE FOLLOWING DESCRIBED PARCEL:
A PORTION OF THAT TRACT OF LAND CONVEYED TO AGRIPAC, INC., AN OREGON COOPERATIVE CORPORATION BY WARRANTY DEED, RECORDED IN REEL 918, PAGE 429, MICROFILM RECORDS, MARION COUNTY, OREGON; SAID BEGINNING POINT OF THE FOLLOWING DESCRIBED PARCEL, BEING AN IRON ROD WITH PLASTIC CAP MARKED LS 1362 AND LYING 3,589.65 FEET NORTH 16[d]59'26" WEST OF THE SOUTHEAST CORNER OF NEIL JOHNSON DONATION LAND CLAIM NO. 69, IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; THENCE ALONG THE WESTERLY BOUNDARY OF SAID AGRIPAC TRACT THE FOLLOWING
COURSES: 86[d]53'16" WEST, 730.83 FEET TO THE EAST RIGHT OF WAY OF PACIFIC HWY 99E; THENCE NORTH 31[d]35'00" EAST ALONG SAID RIGHT OF WAY, 72.98 FEET; THENCE NORTH 86[d]53'16" EAST, 702.36 FEET TO AN IRON PIPE; THENCE NORTH 9[d]10'24" EAST, 195.00 FEET; THENCE LEAVING SAID WESTERLY BOUNDARY, NORTH 30[d]12'00" WEST
391.00 FEET; THENCE SOUTH 86[d]37'53" EAST, 494.69 FEET; THENCE SOUTH 61[d]37'04" EAST, 591.66 FEET; THENCE SOUTH 28[d]22'56" WEST, 1,030.50 FEET;
THENCE NORTH 61[d]37'04" WEST 396.67 FEET; THENCE NORTH 85[d]47'24" WEST, 419.43 FEET TO THE POINT OF BEGINNING.

POLK COUNTY, OREGON

SITE 2, PARCEL 1

LOTS 1, 2 AND 3, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON. SAVE AND EXCEPT A STRIP OF LAND 25.0 FEET IN WIDTH EXTENDING EASTERLY AND WESTERLY ALONG THE SOUTH LINE OF SAID LOTS 2 AND 3.

SITE 2, PARCEL 2

BEGINNING AT THE SOUTHWEST CORNER OF LOT 3, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON; THENCE NORTHEASTERLY ALONG THE SOUTHERLY LINE OF SAID LOT 3 AND LOT 2 TO THE SOUTHEAST CORNER OF LOT 2 IN SAID ADDITION; THENCE NORTHWESTERLY ALONG THE EASTERLY LINE OF SAID LOT 2 A DISTANCE OF 25.0 FEET; THENCE RUNNING SOUTHERLY AND PARALLEL TO THE SOUTHERLY LINE OF LOTS 2 AND 3 TO A POINT ON THE WESTERLY LINE OF LOT 3 WHICH POINT IS NORTHWESTERLY 25.0 FEET FROM THE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG THE WEST LINE OF SAID LOT 3 TO THE POINT OF BEGINNING.








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





SITE 2, PARCEL 3

BEGINNING AT THE NORTHEAST CORNER OF LOT 4 IN BLOCK "D", WEST SALEM, POLK COUNTY, OREGON; AND RUNNING THENCE SOUTH ALONG THE EAST LINE OF SAID LOT 4 TO THE SOUTHEAST CORNER THEREOF; THENCE WESTERLY ALONG THE SOUTH BOUNDARY OF SAID LOT 4, 34 FEET; THENCE NORTHERLY AND PARALLEL WITH THE EASTERLY LINE OF SAID LOT 4 TO THE NORTHERLY LINE THEREOF; THENCE EASTERLY ALONG THE NORTHERLY LINE OF SAID LOT TO THE PLACE OF BEGINNING.

SITE 2, PARCEL 4

LOTS 17, 18 AND 19, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 5

LOT 20, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 6

LOTS 21 AND 22 IN BLOCK "D", IN WEST SALEM, POLK COUNTY, OREGON, AS SHOWN BY THE RECORDED PLAT OF SAID WEST SALEM, IN THE OFFICE OF THE RECORDER OF CONVEYANCES FOR POLK COUNTY, STATE OF OREGON.

SITE 2, PARCEL 7

LOTS 23 AND 24, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 8

LOT 25, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON, AS SHOWN BY THE RECORDED PLAT OF SAID WEST SALEM, ON FILE AND OF RECORD IN THE OFFICE OF THE COUNTY RECORDER FOR SAID POLK COUNTY, OREGON.

SITE 2, PARCEL 9

BEGINNING AT THE SOUTHWEST CORNER OF LOT 26, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON, ACCORDING TO THE DULY RECORDED PLAT NOW ON FILE AND OF RECORD IN THE OFFICE OF THE RECORDER FOR SAID COUNTY AND STATE; THENCE EASTERLY ALONG THE SOUTHERLY LINE OF SAID LOT, A DISTANCE OF 38.0 FEET; THENCE NORTHERLY TO A POINT IN THE NORTH LINE OF SAID LOT, WHICH POINT IS 5.0 FEET DISTANT FROM THE NORTHEAST CORNER OF SAID LOT; THENCE WESTERLY ALONG THE NORTH LINE OF SAID LOT A DISTANCE OF 35.00 FEET TO THE NORTHWEST CORNER OF SAID LOT; THENCE SOUTHERLY ALONG THE WESTERLY LINE OF SAID LOT A DISTANCE OF 125.0 FEET TO THE PLACE OF BEGINNING.







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


SITE 2, PARCEL 10

LOT 27, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON. ALSO: BEGINNING AT A POINT ON THE SOUTH LINE OF LOT 26, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON, WHICH IS 38 FEET EASTERLY FROM THE SOUTHWEST CORNER OF SAID LOT 26; THENCE NORTHERLY TO A POINT IN THE NORTH LINE OF SAID LOT WHICH IS 5 FEET WESTERLY FROM THE NORTHEAST CORNER OF SAID LOT; THENCE EASTERLY ALONG THE NORTH LINE OF SAID LOT, 5 FEET TO THE NORTHEAST CORNER; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID LOT, 125 FEET TO THE SOUTHEAST CORNER OF SAID LOT; THENCE WESTERLY ALONG THE SOUTH LINE OF SAID LOT, 2 FEET TO THE PLACE OF BEGINNING.

SITE 2, PARCEL 11

LOT 28, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 12

LOT 29, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 13

LOT 30, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

YAKIMA COUNTY, WASHINGTON

All of Mortgagor's right, title and interest in and to that certain real property lease between PF Acquisition II, Inc., (as Assignee to Agripac, Inc.) the Mortgagor, as Lessee, and The Freezer Group, L.L.C., as Lessor, pursuant to a Lease dated July 22, 1996 related to the real property more particularly described below:

PARCEL A

The East 50 feet of Lots 11 and 12, Block 29 of Grandview, Washington, according to the official plat thereof, recorded in Volume "B" of Plats, Page 6, Records of Yakima County, Washington. Assessor's Property Tax Parcel/Account No. 230923-13459.

PARCEL B

All that portion of Block 15, Grandview, Washington, according to the official plat thereof recorded in Volume "B" of Plats, Page 6, Records of Yakima County, Washington, lying South of the Southerly right-of-way line of West 2nd Street, as said street was conveyed to the City of Grandview by instrument recorded under Auditor's File Number 1452522; TOGETHER WITH that portion of vacated Warehouse Street, which, upon vacation, attached to said premises by operation of law.







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


Assessor's Property Tax Parcel/Account No. 230923-21410.

PARCEL C

The North 16 feet of Lot 1, AND Lots 2, 3, 4, 5, 6, 7 and 8, AND Lot 9, except the North 5 feet thereof, AND Lots 13, 14, 15, 16 and 17, all in Block 29 of Grandview, Washington, according to the official plat thereof, recorded in Volume "B" of Plats, Page 6, Records of Yakima County, Washington; TOGETHER WITH that portion of vacated West "A" Street accruing thereto; AND TOGETHER WITH those portions of vacated alley accruing thereof. Assessor's Property Tax Parcel/Account No. 230923-13456.

PARCEL D

Lots 19, 20, 21, 22, 23 and 24, Block 28 of Grandview, Washington, according to the official plat thereof, recorded in Volume "B" of Plats, Page 6, Records of Yakima County, Washington; TOGETHER WITH that portion of vacated West "A" Street and that portion of vacated West Third Street accruing thereto, situated in Yakima County, State of Washington. Assessor's Property Tax Parcel/Account No. 230923-13526.

WALLA WALLA COUNTY, WASHINGTON

PARCEL A

Block 1 of Bowman's Addition to the City of Walla Walla, according to the official plat thereof recorded in Volume C of Plats at Page 44, Records of Walla Walla County. ALSO, beginning at a point in the North line of Block 2 of said Bowman's Addition to the City of Walla Walla, which point is 56 feet West, measured along said North line, from the Northeast corner of said Block 2; and running thence South, parallel to the East line of said Block 2, a distance
193.86 feet to a point in the South line of said Block 2; thence West along the South line of said Block 2 a distance of 168.7 feet to the Southwest corner of said Block 2; thence North along the West line of said Block 2 a distance of
193.86 feet to the Northwest corner of said Block 2; thence East along the North line of said Block 2 a distance of 168.7 feet to the point of beginning. Assessor's Property Tax Parcel/Account No. 36-07-19-51-0100.

PARCEL B

A piece or parcel of land situate in the Northwest Quarter of Section 19, Township 7 North, Range 36 East of the Willamette Meridian, in Walla Walla County, Washington, described as follows, to wit: Beginning at a point on the North line of Dell Avenue in the City of Walla Walla, that is 726 feet distant West of the point of intersection of said North line with the West line of Thirteenth Avenue North in said city, said point also being 30 feet North of the East and West centerline of said Section







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


19; thence Northerly and parallel with said West line of Thirteenth Avenue North a distance of 650 feet; thence Westerly and parallel with the East and West centerline of Section 19 a distance of 1,000 feet; thence Southerly parallel with the West line of Thirteenth Avenue North a distance of 650 feet to a point that is 30 feet distant North of said East and West centerline of Section 19; thence Easterly parallel with said East and West centerline of Section 19 a distance of 1,000 feet to the point of beginning. Assessor's Property Tax Parcel/Account Nos. 36-07-19-24-0010 and 36-07-19-24-0011.

End of Legal Descriptions.

Return Address:

CoBANK, ACB
P.O. Box 5110
Denver, CO 80217


                SUBORDINATE TERM LOAN MORTGAGE AND FIXTURE FILING

THIS MORTGAGE, made and entered into this 22nd day of February, 1999, by
            PF ACQUISITION II, INC., whose address is 90 Linden Place, Rochester, New York 14625 (hereinafter referred to as "Mortgagor"), and COBANK, ACB, a corporation organized and existing under the laws of the United States of America, located at 5500 South Quebec Street, Englewood, Colorado 80111, P.O. Box 5110 Denver, Colorado 80217, as Administrative Agent for the Banks party to the Loan Agreement referred to below (hereinafter referred to as "Mortgagee"),


                              W I T N E S S E T H:

This document is intended as a mortgage to secure performance of the covenants and agreements herein contained and contained in the Loan Documents (as defined in that certain Credit Agreement dated as of February 22, 1999 among Mortgagor, the Banks party hereto, and CoBank, ACB, as Administrative Agent for such Lenders (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement")), and to secure payment of the loans made by the Lenders pursuant to the Loan Agreement in the aggregate sum of TWELVE MILLION AND NO/100 DOLLARS ($12,000,000.00) evidenced by a Subordinated Promissory Note in the amount of $12,000,000.00 in favor of CoBank, ACB dated February 22, 1999 maturing on February 22, 2014, together with interest payable on the unpaid balance thereof at the rate(s) specified in the foregoing promissory notes, and any and all renewals or extensions thereof.

In consideration therefor and for value received by Mortgagor from Mortgagee, Mortgagor does hereby mortgage, grant, bargain, sell and convey unto Mortgagee, its successors and assigns, the following-described real property, situate in the COUNTY OF MARION, STATE OF OREGON:


MARION COUNTY, OREGON

SITE 4, PARCEL 1:

Parcel 2 of PARTITION PLAT 96-98, filed for record on November 8, 1996 in Reel 1353, Page 36, Microfilm records, Marion County, Oregon.


SITE 6, PARCEL 1

SUBORDINATE TERM LOAN MORTGAGE AND FIXTURE FILING                         Page 2
PF ACQUISITION II, INC.
Rochester, New York


Beginning at the Northwest corner of that certain tract of land deeded to David Clark by George Taylor and wife, which deed was recorded July 19, 1910 on Page 583, Book 114 of Deed Records of Marion County, Oregon; thence South 32[d]15' West 22 feet; thence South 59[d]47' East 338.76 feet, more or less, to the East boundary of Lot 3 of the North 1/2 of the Donation Land Claim of B. S. Bonney and wife; thence North 32[d]15' East along said line 22 feet to the South boundary line of the Woodburn-Natron Branch of the Southern Pacific Railroad; thence North 60[d]45' West 339 feet to the place of beginning, and being a part of Lot 3, of the North 1/2 of the Donation Land Claim of B. S. Bonney and wife in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon.

SAVE AND EXCEPT, the land conveyed to the State of Oregon by Ray-Brown Company, Inc., by deed recorded in Volume 216, Page 177, Deed Records of Marion County, Oregon.

SAVE AND EXCEPT, that parcel of land situate in the B. S. Bonney Donation Land Claim in Section 17, Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon, which is more particularly described as follows:
Beginning at an iron pipe on the Southwesterly right-of-way line of the Southern Pacific Railroad, from whence the Southwest corner of Lot 4, of the Subdivision of the North 1/2 of the B. S. Bonney Donation Land Claim, bears South 32[d]30' West 221.90 feet and South 60[d]45' East 96.90 feet and South 32[d]28' West
308.50 feet and South 59[d]26' East 35.76 feet and South 32[d]15' West 434.1 feet and running thence North 60[d]45' West 168.00 feet along the Southwesterly right-of-way line of the Southern Pacific Railroad to a 3/4" iron pipe; thence South 32[d]30' West 22.00 feet to a 3/4" iron pipe on the Southwesterly right-of-way line of Pacific Highway U.S. 99E; thence South 60[d]45' East 168.00 feet, parallel to said railroad right-of-way; thence North 32[d]30' East 22 feet to the point of beginning.


SITE 6, PARCEL 2

Beginning at an iron pin in the South line of the Southern Pacific Railroad right-of-way 13.22 chains South 86[d]45' West and 14.12 chains South 32[d]6' West from the most Easterly Northeast corner of the B. S. Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon; thence South 32[d]6" West, 6.74 chains to a stone in the Southeast corner of Lot 4 of the B. S. Bonney Subdivision; thence South 89[d]47' West along the line dividing said claim in North and South halves, 14.44 chains to an iron bolt; thence North 31[d]57' East, 13.82 chains to an iron bolt in the South line of said right-of-way of the Southern Pacific Railroad Company; thence South 60[d]58' East along said right-of-way, 12.26 chains to the point of beginning, and situated in the North 1/2 of the B. S. Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon.


SITE 6, PARCEL 3




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Beginning on the division line, dividing the B. S. Bonney Donation Land Claim into North and South halves, at a point which is 13.20 chains South 86[d]45' West and 20.92 chains South 32[d]15' West of the most Easterly Northeast corner of the said B. S. Bonney Donation Land Claim and running thence North 32[d]15' East 435 feet to the South line of the Woodburn-Silverton Branch of the Southern Pacific Railroad right-of-way; thence South 60[d]45' East along the South line of said right-of-way 735.5 feet to its intersection with said division line; thence West along said division line 920 feet to the place of beginning, and being a part of Lot 5 of the North 1/2 of said Donation Land Claim, in Township 5 South, Range 1 West of Willamette Meridian in Marion County, Oregon.


SITE 6, PARCEL 4

Beginning at a point on the South boundary line of the Southern Pacific Railroad right-of-way which is 531.2 feet North 32[d]15' East of the Southeast corner of a 4.103 acre tract of land formerly owned by N. F. Strain, said tract being a part of Lot 3 of the North 2 of the Donation Land Claim of B. S. Bonney and wife in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon; thence South 32[d]15' West 22 feet; thence South 60[d]58' East parallel with said right-of-way 1.424 chains; thence North 32[d]15' East 22 feet to the South boundary line of said right-of-way; thence North 60[d]58' West along said South boundary line 1.424 chains to the place of beginning, and being situated in Donation Land Claim of B. S. Bonney and wife in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon.


SITE 6, PARCEL 5

Beginning at a point which is North 19[d]45' East 13.645 chains and South 87[d]22' East 32.284 chains and North 19[d]23' East 44.62 chains from the Southwest corner of the Thomas Fitzgerald Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian, and running thence South 59[d]55' East along the South boundary line of the Southern Pacific Railroad right-of-way 1.28 chains; thence South 19[d]23' West 3.54 chains; thence North 59[d]55' West 1.28 chains; thence North 19[d]23' East 3.54 chains to the place of beginning, being situated in Marion County, Oregon.


SITE 6, PARCEL 6

Beginning at a point which is reached by beginning at the Southwest corner of the Thomas Fitzgerald Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian, in Marion County, Oregon, and running thence North 19[d]45' East 13.645 chains; thence South 87[d]22' East 22.40 chains; thence North 19[d]45' East 45.80 chains to the Northwest corner of that certain tract deeded to Rudolph Zak, Edward Zak and Anna Zak, his wife, by deed recorded at Page 526, Book 162, Records of Deeds for Marion County, Oregon; running thence along the West line of additional land of said Zak Brothers, said land being described in deed recorded at Page 527, Book 162, Records of Deeds for Marion County, Oregon, Northeasterly 184.7 feet to a point on the South line




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of the Southern Pacific Railroad right-of-way and being the beginning point of the herein described tract; running thence along said railroad right-of-way boundary South 60[d]26' East 551.2 feet, more or less, to the Northeast corner of the above described Zak land; thence along the East line of said Zak land South 19[d]23' West 130.0 feet; thence parallel with the said railroad North 60[d]26' West 130.0 feet; thence North 19[d]23' East 119.9 feet; thence on a line parallel to and 10 feet from said railroad right-of-way boundary North 60[d]26' West 421.2 feet, more or less, to a point in the West line of said additional land of Zak Brothers, 10 feet Southwest of point of beginning; thence Northeast along said West line of Zak Brothers additional property, 10 feet to point of beginning. SAVE AND EXCEPT, the Westerly 25 feet for a roadway.


SITE 6, PARCEL 7

Beginning at an iron pipe which marks the point of beginning of a tract of land conveyed to Irene McMahan, by deed recorded in Volume 490, Page 3, Deed Records of Marion County, Oregon, which point is 434.1 feet North 32[d]15' East from the Southwest corner of Lot 4 of the subdivision of the North 1/2 of the B. S. Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon; and running thence North 59[d]26' West a distance of 35.76 feet along the South line of said McMahan tract to an iron pipe at the Southwest corner thereof; thence North 32[d]28' East a distance of
308.50 feet along the West line of said tract and extended to an iron pipe; thence North 60[d]45' West a distance of 74.90 feet to an iron pipe at an angle point on the West line of said tract; thence North 32[d]30' East a distance of
199.90 feet along the said West line to the iron pipe at the Northwest corner of said tract; thence South 60[d]45' East a distance of 202.98 feet along the North line of said tract to the Northeast corner thereof; thence South 32[d]15' West a distance of 508.60 feet along the West line of said tract to an iron pipe; thence North 60[d]58' West a distance of 94.3 feet, more or less, to the point of beginning.


SITE 6, PARCEL 8

Beginning on the East boundary of the B. S. Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon, at a point which is 25.95 chains North 19[d]40' East from the Southeast corner thereof; thence West 2,641.16 feet to the Easterly line of the Pacific Highway as same is located in the said Township and Range; thence North 32[d]31' East along the Easterly line of the said Pacific Highway, 186.78 feet to the line dividing the said Bonney Donation Land Claim into North and South halves; thence North 89[d]52' East along the line dividing the said claim into North and South halves a distance of 2,598.02 feet to the Easterly line of said Bonney Donation Land Claim; thence South 19[d]20' West along the Easterly line of the said claim 172.42 feet to the place of beginning.

SAVE AND EXCEPT, a strip of land 60.00 feet wide conveyed to Oregonian Railroad Company Limited by deed recorded in Volume 26, Page 81, of Deed Records, Marion County, Oregon.




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SAVE AND EXCEPT, that parcel of land situate in Section 17, Township 5 South,
Range 1 West of the Willamette Meridian, Marion county, Oregon, which is more particularly described as follows: Beginning at the Southeast corner of that tract of land conveyed to Terminal Ice and Cold Storage Company by deed recorded in Volume 593, Page 395, Marion County Record of Deeds, said Southeast corner being recorded as bearing South 19[d]22' West 1,283.53 feet from the most Easterly Northeast corner of the Bradford S. Bonney Donation Land Claim No. 47, Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon; and running thence from the true point of beginning; South 19[d]22' West 70 feet, more or less, along the Southwesterly extension of the Southeasterly boundary line of said Terminal Ice and Cold Storage Company tract to the Northwesterly right-of-way line of the Southern Pacific Railroad; thence North 60[d]57' West 139 feet, more or less, along said Northwesterly railroad right-of-way line to the most Easterly Southwest corner of said Terminal Ice and Cold Storage Company tract; thence South 89[d]45' East 144.54 feet along the Southerly boundary line of said Terminal Ice and Cold Storage Company tract to the point of beginning.


SITE 6, PARCEL 9

Beginning at a stone in the East line of the B. S. Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon, said stone being 646.61 feet North 19[d]38' East from the Southeast corner of said claim; and running thence South 87[d]52' West 1,087.62 feet to a stone; thence North 19[d]39' East 1,091.81 feet to an iron pipe; thence North 89[d]48' West 1,574.67 feet to a point in the Easterly right-of-way line of the Pacific Highway; thence North 32[d]30' East 18.93 feet along said Easterly line, to an iron pipe; thence South 89[d]48' East 2,640.76 feet to a stone in the East line of said B. S. Bonney Donation Land Claim; thence South 19[d]38' West 1,061.66 feet along said East line to the point of beginning.


SITE 6, PARCEL 10

Beginning at an iron pipe which is 2,092.52 feet South 87[d]49' West and 625.00 feet North 04[d]46' East and 1,028.01 feet North 10[d]05' East from the Southeast corner of the B. S. Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon; and running thence North 89[d]48' West 247.23 feet to an iron pipe in the Easterly right-of-way line of the Pacific Highway; thence South 32[d]30' West 206.88 feet along said Easterly line to an iron pipe; thence South 82[d]26' East 322.67 feet to an iron pipe; thence North 10[d]05' East 219.51 feet to the point of beginning.


SITE 6, PARCEL 11

Beginning at a stone at the Southeast corner of the B. S. Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon; and running thence




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South 87[d]49' West along the South line of said claim 2,092.52 feet to a stone;
thence North 04[d]46' East 625.00 feet along the East line of that certain tract of land described in Volume 449, Page 282, Marion County Deed Records to a stone at the Northeast corner thereof; thence North 10[d]05' East 1,028.01 feet to an iron pipe; thence North 89[d]48' West 247.23 feet to an iron pipe set in the Easterly right-of-way line of the Pacific Highway; thence North 32[d]30' East
54.42 feet along said Easterly line to a point; thence South 89[d]48' East 1,574.67 feet to an iron pipe; thence South 19[d]39' West 1,091.81 feet to a stone; thence North 87[d]52' East 1,087.62 feet to a stone in the East line of said B. S. Bonney Donation Land Claim; thence South 19[d]38' West 646.61 feet along said East line to the point of beginning.

SAVE AND EXCEPT, a portion of that tract of land conveyed to Agripac, Inc., an Oregon Cooperative Corporation by Warranty Deed, recorded in Reel 918, Page 429, Microfilm Records, Marion County, Oregon; said beginning point of the following described parcel, being an iron rod with plastic cap marked LS 1362 and lying 3,589.65 feet North 16[d]59'26" West of the Southeast corner of Neil Johnson Donation Land Claim No. 69 in Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon; thence along the Westerly boundary of said Agripac tract the following courses: South 86[d]53'16" West 730.83 feet to the East right-of-way of Pacific Highway 99E; thence North 31[d]35'00" East along said right-of-way 72.98 feet; thence North 86[d]53'16" East 702.36 feet to an iron pipe; thence North 9[d]10'24" East 195.00 feet; thence leaving said Westerly boundary North 30[d]12'00" East 409.00 feet; thence North 0[d]34'00" West 391.00 feet; thence South 86[d]37'53" East 494.69 feet; thence South 61[d]37'04" East 591.66 feet; thence South 28[d]22'56" West 1,030.50 feet;
thence North 61[d]37'04" West 396.67 feet; thence North 85[d]47'24" West 419.43 feet to the point of beginning.


SITE 6, PARCEL 12

That parcel of land situate in the B. S. Bonney Donation Land Claim, Section 17, Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon, described in Volume 579, Page 486 of the Deed Records of Marion County, Oregon, which is more particularly described as follows: Beginning at a 3/4" iron pipe from whence the Southwest corner of Lot 4 of the subdivision of the North 2 of B. S. Bonney Donation Land Claim bears South 60[d]45' East 74.90 feet and South 32[d]28' West 308.50 feet and South 59[d]26' East 35.76 feet and South 32[d]15' West 434.1 feet and running thence North 60[d]45' West 22 feet to an iron pipe; thence North 32[d]30' East 199.90 feet; thence South 60[d]45' East 22.00 feet; thence South 32[d]03' West 199.90 feet to the point of beginning.


SITE 6, PARCEL 13

That tract of land situate in Sections 19 and 20, Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon, which is more particularly described as follows: Beginning at an iron bar on the Southerly boundary line of that tract of land conveyed to General Foods




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Corporation by deed recorded in Volume 547, Page 833, Marion County Record of
Deeds, said iron bar being also the Northeasterly corner of that tract of land conveyed to F and D Geschwill by deed recorded in Volume 404, Page 152, Deed Records for Marion County, Oregon, in Sections 19 and 20, Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon, which bears South 89[d]45' East 309.21 feet and North 31[d]59' East 3,330.55 feet and North 86[d]53' East 1,070.32 feet from the most Southerly Southwest corner of the Neil Johnson Donation Land Claim No. 69, and running thence from the true point of beginning; South 18[d]50' West 2,665.47 feet along the Easterly boundary line of said Geschwill tract to a 3/4" iron pipe; thence South 89[d]39'30" West 1,753.47 feet to a 3/4" iron pipe on the Westerly boundary of that tract of land conveyed to F and D Geschwill by deed recorded in Volume 465, Page 177, Deed Records for Marion County, Oregon; thence North 31[d]59' East 2,917.55 feet along said Westerly boundary and the Northeasterly extension thereof to a 3/4" iron pipe on the Northerly boundary line of said Geschwill tract recorded in Volume 404, Page 152, Deed Records for Marion County, Oregon; thence North 86[d]53' East 1,070.32 feet to the point of beginning.

SAVE AND EXCEPT, beginning at a point on the West line of that tract of land conveyed to Fred Geschwill by deed recorded in Volume 288, Page 341, Deed Records for Marion County, Oregon, which is South 18[d]50'49" West 1,654.33 feet and South 89[d]39'30" West 1,053.19 feet from the Northeast corner of the Neil Johnson Donation Land Claim No. 69 in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon; thence South 18[d]49'55" West 1,064.46 feet; thence South 89[d]39'30" West 1,753.46 feet to an iron pipe in the Southwest corner of that tract of land conveyed to General Foods Corporation by deed recorded in Volume 625, Page 152, Deed Records for Marion County, Oregon; thence North 31[d]59' East 1,189.80 feet along the West line of said General Foods tract to a 5/8 iron rod; thence North 89[d]39'30" East 1,466.84 feet to the place of beginning.


SITE 6, PARCEL 14

Beginning at the Northeast corner of the Neil Johnson Land Claim No. 69 in Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon; thence South 18[d]50'49" West 1,654.33 feet along the East line of said claim to 1 5/8" iron rod; thence South 89[d]39'30" West 1,053.19 feet to a point in the West line of the Fred Geschwill tract as described in Volume 288, Page 341, Deed Records for Marion County, Oregon; thence North 18[d]49'55" East 1,599.87 feet to an iron bar in the North line of said claim; thence North 86[d]55'04" East 1,072.71 feet to the place of beginning.


SITE 6, PARCEL 15

Beginning at an iron pipe in the West line of the Thomas Fitzgerald Donation Land Claim 13.645 chains from the Southwest corner of the same in Township 5 South, Range 1 West of the Willamette




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Meridian, in Marion County, Oregon; thence North 19[d]45' East along the West line of said claim 45.40 chains to a stone; thence South 88[d]17' East 11.26 chains to the iron bar; thence South 19[d]45' West 45.60 chains to an iron bar; thence North 87[d]23' West 11.20 chains to the point of beginning, being situated in the Thomas Fitzgerald Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon.


SITE 6, PARCEL 16

Beginning at a point 13.645 chains North 19[d]45' East and 11.20 chains South 87[d]22' East from the Southwest corner of the Thomas Fitzgerald Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon; thence North 19[d]45' East 9.32 chains to an iron pipe; thence South 87[d]22' East 5.615 chains to the Southwest corner of a tract of land conveyed to Harvey E. Mikkelson, et al, by deed recorded in Volume 455, Page 502, Deed Records for Marion County, Oregon; thence North 19[d]45' East 30.439 chains; thence South 70[d]15' East 5.346 chains; thence North 19[d]45' East
7.672 chains to an iron bar at the Northwest corner of the fourth tract of land described in deed to Harvey E. Mikkelson, et al, recorded in Volume 444, Page 672, Deed Records for Marion County, Oregon; thence South 88[d]17' East 1.09 chains to a stone at most Westerly Southwest corner of a tract of land deeded to Martin Aicher by Sebastian Aicher, et ux, by deed recorded in Volume 73, Page 450, Deed Records for Marion County, Oregon; thence North 18[d]44' East 2.80 chains to an iron pipe in the South line of the Southern Pacific Railroad right-of-way; thence South 60[d]26' East 5.74 chains along said right-of-way to the Northerly boundary of the first tract of land described in said deed to Harvey E. Mikkelson, et al, recorded in Volume 444, Page 672, Deed Records; thence South 60[d]26' East along said Northerly boundary a distance of 2.62 chains to the Northeasterly corner of said parcel; thence South 19[d]23' West
44.62 chains; thence North 87[d]22' West 21.084 chains to the place of beginning.

SAVE AND EXCEPT, beginning at a point which is reached by beginning at the Southwest corner of the Thomas Fitzgerald Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian, in Marion County, Oregon, and running thence North 19[d]45' East 13.645 chains; thence South 87[d]22' East
22.40 chains; thence North 19[d]45' East 45.80 chains to the Northwest corner of that certain tract deeded to Rudolph Zak, Edward Zak and Anna Zak, his wife, by deed recorded at Page 426, Book 162, Records of Deeds for Marion County, Oregon; running thence along the West line of additional land of said Zak Brothers, said land being described in deed recorded at Page 527, Book 162, Records of Deeds for Marion County, Oregon, Northeasterly 184.7 feet to a point on the South line of the Southern Pacific Railroad right-of-way and being the beginning point of the herein described tract; running thence along said railroad right-of-way boundary South 60[d]26' East 551.2 feet, more or less, to the Northeast corner of the above described Zak land; thence along the East line of said Zak land South 19[d]23' West 130.0 feet; thence parallel with the said railroad North 60[d]26' West 130.0 feet; thence North 19[d]23' East 119.9 feet; thence on a line parallel to and 10feet from said railroad right-of-way boundary North 60[d]26' West 421.2 feet, more or less,




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to a point in the West line of said additional land of Zak Brothers, 10 feet
Southwest of point of beginning; thence Northeast along said West line of Zak Brothers additional property, 10 feet to point of beginning. SAVE AND EXCEPT, the Westerly 25 feet for a roadway.


SITE 6, PARCEL 17

Beginning at an iron pipe on the North line of the Southern Pacific Railroad right-of-way at a point 93 links North 18[d]44' East from the North corner of the last above mentioned tract; thence North 18[d]44' East 2.96 chains to the centerline of the county road; thence South 27[d]29' East along the center of said road 5.37 chains to an iron pipe in the North line of the said railroad right-of-way; thence North 60[d]26' West 3.95 chains to the point of beginning.


SITE 6, PARCEL 18

Beginning at a car spring on the Northerly boundary line of that tract of land described in contract to A. L. Steffen and E. I. Steffen, recorded in Volume 460, Page 90, Deed Records for Marion County, Oregon, said car spring marking the Southeast corner of that tract of land conveyed to H. E. Mikkelson and M. Mikkelson, by deed recorded in Volume 444, Page 672, Deed Records for Marion County, Oregon, said car spring is recorded as bearing North 19[d]45' East
900.57 feet and South 87[d]22' East 2,130.7 feet from the Southwest corner of the Thomas Fitzgerald Donation Land Claim No. 54 in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon; and running thence from the true point of beginning; South 88[d]04'10" East 2,865.86 feet along said Northerly boundary line of said Steffen tract to a 1/2" iron pipe marking the Northeasterly corner of said tract; thence South 12[d] West 874.70 feet to a two inch iron pipe marking the Southeasterly corner of that tract of land described in contract to A. L. Steffen and E. I. Steffen, recorded in Volume 520, Page 84, Deed Records for Marion County, Oregon; thence North 88[d]02' West 1,042.05 feet along the Southerly boundary line of said Steffen tract to a 1/2" iron pipe; thence North 01[d]55'50" East 840.83 feet to a 1/2" iron pipe on a line parallel with and a perpendicular distance of 20.00 feet, measured Southerly from said Northerly boundary line of said Steffen tract described in Volume 460, Page 90, Deed Records for Marion County, Oregon; thence North 88[d]04'10" West 1,697.06 feet along said line parallel with said Northerly boundary line to a 1/2" iron pipe; thence North 08[d]03'24" East 20.31 feet to a 1/2" iron pipe on the said Northerly boundary line; thence South 88[d]04'10" East 22.66 feet along said Northerly boundary line to the point of beginning.


SITE 6, PARCEL 19

Beginning on the Westerly line and 6.78 chains North 19[d]45' East from the Southwest corner of the Thomas Fitzgerald Donation Land Claim No. 54 in Township 5 South, Range 1 West of the Willamette Meridian in Marion County, Oregon; thence North 19[d]45' East 6.865 chains along the Westerly line of said Fitzgerald Claim; thence South 87[d]22' East 2,108.08 feet to the Northwesterly




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corner of a tract of land conveyed to General Foods Corporation, by deed recorded in Volume 640, Page 501, Deed Records for Marion County, Oregon; thence South 08[d]03'24" West 20.31 feet to 1/2 inch iron pipe; thence South 88[d]04'10" East 1,697.06 feet to a 1/2 inch iron pipe; thence South 1[d]55'50" West to a point on the Southerly line of a tract described in Agreement recorded in Volume 460, Page 90, Deed Records of Marion County, Oregon; thence North 87[d]14' West 3,918.00 feet, more or less, to a point which is 10.00 feet from the Westerly line of said Fitzgerald Claim, as measured perpendicular thereto; thence South 19[d]45' West 6.70 chains to a point on the Southerly line of said Fitzgerald Claim, which is South 87[d]14' East 10.00 feet from the Southwest corner thereof; thence North 87[d]14' West 10.00 feet from the Southwest corner of said Fitzgerald Claim; thence North 19[d]45' East 6.78 chains to the place of beginning.


SITE 6, PARCEL 20

Beginning at the Southwest corner of the Donation Land Claim of Thomas Fitzgerald and wife, in Township 5 South, Range 1 West of the Willamette Meridian, in said County and State; thence North 19[d]45' East 6.78 chains along the West line of the Thomas Fitzgerald claim; thence South 87[d]14' East 76.47 chains to the East line of said claim; thence South 11[d]54' West 6.586 chains to the Southeast corner of the Thomas Fitzgerald claim; thence North 87[d]14' West 77.41 chains along the South line of the said claim to the place of beginning.

SAVE AND EXCEPT, that portion thereof included in deed to General Foods Corporation recorded December 14, 1967 in Book 640, Page 501, Deed Records, Marion County, Oregon.


SITE 6 PARCEL 21: (PLANT 8)

All of Mortgagor's right, title and interest in and to that certain real property facility lease between PF Acquisition II, Inc., (as Assignee to Agripac, Inc.) as Lessee, and Greenfield Partners, Ltd., an Oregon limited partnership as Lessor, pursuant to an undated Lease related to the real property more particularly described below:

IMPROVEMENTS ONLY on the following described parcel:

A portion of that tract of land conveyed to Agripac, Inc., an Oregon Cooperative Corporation by Warranty Deed, recorded in Reel 918, Page 429, Microfilm Records, Marion County, Oregon; said beginning point of the following described parcel, being an iron rod with plastic cap marked LS 1362 and lying 3,589.65 feet North 16[d]59'26" West of the Southeast corner of Neil Johnson Donation Land Claim No. 69, in Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon; thence along the westerly boundary of said Agripac tract the following courses: 86[d]53'16" West, 730.83 feet to the east right of way of Pacific Hwy 99E; thence North 31[d]35'00" East along said right of way, 72.98 feet; thence North 86[d]53'16" East, 702.36 feet to an iron pipe; thence North 9[d]10'24" East, 195.00 feet; thence leaving said westerly boundary, North 30[d]12'00" West 391.00




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feet; thence South 86[d]37'53" East, 494.69 feet; thence South 61[d]37'04" East,
591.66 feet; thence South 28[d]22'56" West, 1,030.50 feet; thence North 61[d]37'04" West 396.67 feet; thence North 85[d]47'24" West, 419.43 feet to the point of beginning.

SITE 6 PARCEL 22: All of Mortgagor's right, title and interest in and to that certain real property lease dated February 1, 1999, between Agripac, Inc. and assumed by PF Acquisition II, Inc., as Lessee, and Albert J. Kowash, Trust as Lessor, pursuant to an Lease related to the real property more particularly described below and including all rights and benefits under that certain Amendment to Permission to Utilize and Maintain Underground Water Lines dated February 19, 1999, between Albert J. Kowash, Trust and Agripac, Inc. and assumed by PF Acquisition II, Inc.:

Tract One:

Beginning 22.965 chains North 19[d]45' East and 11.20 chains South 87[d]22' East from the Southwest corner of the Thomas Fitzgerald D.L.C. in Township 5 South Range 1 West of the Willamette Meridian in Marion County, Oregon; thence North 19[d]45' East 36.28 chains to an iron bar; thence South 88[d]17' East 5.655 chains to a stone; thence South 19[d]45' West 36.38 chains to an iron pipe; thence North 87[d]22' West 5.615 chains to the point of beginning in the Thomas Fitzgerald D.L.C. in Township 5 South, Range 1 West, Marion County, Oregon.

Tract Two:

All that portion of the following described property lying South of the Southern Pacific Railroad right of way as follows: Beginning at a stone in the Northwest corner of the Donation Land Claim of Thomas Fitzgerald and wife in Township 5 South, Range 1 West of the Willamette Meridian, Marion County, Oregon; thence South 26[d]44' East 31.24 chains to an iron pipe in the center line of the County Road; thence South 19[d]45' West 6.41 chains to the line between that part of the wife's half of said Donation Land Claim set apart to Thomas, Henry and Catherine I. Fitzgerald, and that part set apart to Honora and Mary Fitzgerald; running thence North 88[d] West 23.61 chains; thence North
19 3/4[d] East 35.48 chains to the place of beginning.

Save and except that portion conveyed to the State Highway Commission by deed recorded April 18, 1952 in Volume 288, Page 341, Deed Records of Marion County, Oregon.

Together with the tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in anywise appertaining, and all the rents, issues and profits arising or to arise therefrom, inclusive of all the estate, right, title, interest and claim whatsoever, at law or in equity, which Mortgagor now has or may hereafter acquire in or to the described real property and each and every part and parcel thereof, inclusive of all structures, improvements, appurtenances, fixtures, easements, rights and privileges now owned or hereafter acquired, erected on, or used in connection with the above-




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described real property, all of which are hereby declared to be appurtenant to the land; all waters and water rights of every kind and description and however evidenced, and all ditches or other conduits, rights therein and rights of way therefor, which now are or hereafter may be appurtenant to said premises or any part thereof, or used in connection therewith; all structures, improvements and fixtures now or hereafter acquired and placed, located, installed in, or used on or about any premises owned, leased or operated by Mortgagor, including without limitation the described premises, and after-acquired title to any of the described real property resulting from purchase or the exercise of an option to purchase, and to any streets or other public roadways abutting the described real property resulting from any vacation by operation of law or conveyance, all of which shall be deemed and construed as part of the realty. All property subject to this Mortgage is hereinafter referred to as "the mortgaged premises."

TO HAVE AND TO HOLD the mortgaged premises unto Mortgagee, its successors and assigns.

IT IS HEREBY AGREED that all covenants and stipulations in these presents contained shall bind the successors and assigns of Mortgagor and shall inure to the benefit of the successors and assigns of Mortgagee.

Mortgagor covenants and agrees:

1. At the time of the execution and delivery of this Mortgage, Mortgagor is well seized of the mortgaged premises in fee simple (except as to the leasehold interests referenced in Site 6, Parcel 21 and Site 6 Parcel 22), has good right and authority to mortgage the same as herein provided, and the mortgaged premises are free and clear of liens and encumbrances other than liens permitted pursuant to the Loan Agreement.

2. Mortgagor will pay, when due, the indebtedness hereby secured in accordance with the terms thereof.

3. Mortgagor will pay all taxes, assessments, water and other charges for utility services that may be levied, assessed or charged upon or against the mortgaged premises, or any part thereof, before the same become past due according to law, and will promptly pay and satisfy any mechanic's lien or other encumbrances that might by operation of law or otherwise become a lien upon the mortgaged premises whether or not superior to the lien of this Mortgage, all premiums upon insurance policies on the mortgaged property, all licenses or fees legally owing by it, all rentals or other charges for the use of any leased ground or premises upon which any of the mortgaged premises may be located, all taxes or assessments which now are or which may hereafter be levied or assessed and which are or are to become a lien upon the mortgaged premises and property, or any part thereof, or upon this Mortgage or the debt secured thereby, or upon the interest payable thereon, and amounts for investment in bank stock as may be required. In case of default in payment of any




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of the foregoing, Mortgagee, its successors or assigns, may at its option pay said insurance premiums, or reinsure the mortgaged premises and pay all premiums therefor, and pay licenses, fees, rentals, charges, taxes and/or assessments due or claimed to be due under any legislative power or authority or under any valid contract; and any amounts so paid by Mortgagee, and any amount required for investment in bank stock as aforesaid shall become part of the principle debt; and amounts so paid by Mortgagee shall bear interest from the date of payment.

4. Mortgagor (i) will keep all improvements erected on the mortgaged premises in good order and repair, (ii) will not permit waste of the mortgaged premises to do or suffer anything to be done to depreciate or impair the value of the mortgaged premises during the life of this Mortgage, (iii) will not make any changes in or alterations to the improvements on the mortgaged premises which will materially decrease the value of the same, and (iv) will not remove or permit to be removed any improvements from the mortgaged premises, without the prior written consent of Mortgagee.

5. Mortgagor will keep the building improvements now erected, or which may hereafter be erected, on the mortgaged premises insured against loss or damage by fire with extended coverage endorsement, written by a responsible insurance company or insurance companies satisfactory to Mortgagee in an amount satisfactory to Mortgagee, naming Mortgagor and Mortgagee insured parties as their interests may appear, and will cause to be executed and attached to all policies of insurance issued thereon a clause in form satisfactory to Mortgagee, making loss payable to Mortgagee as its interests may appear, said policy or policies of insurance to be delivered to Mortgagee. Any insurance funds paid to Mortgagee as a result of damage or loss to the mortgaged premises covered may at the option of Mortgagee be released to Mortgagor to be expended in the repair, restoration, or replacement of the mortgaged premises so damaged or lost, or be retained by Mortgagee and be applied toward the payment of all or such of the items of indebtedness secured hereby as Mortgagee may elect. Mortgagor hereby appoints Mortgagee agent to collect all amounts payable under said policies to Mortgagor, and such amounts received after the costs of collection shall be applied to the payment of the principal sum and interest thereon, and other sums secured hereby.

6. Mortgagor further makes the following representations, warranties, and covenants, all of which are subject to any exceptions that Mortgagor may have previously disclosed in writing to Mortgagee, and which, to the extent that they deal with representations of fact, are based on Mortgagor's present knowledge, arrived at after reasonable inquiry.


     USE OF PROPERTY AND FACILITIES.

          (1) Mortgagor will (a) use, handle, transport or store Hazardous Material as defined under any Environmental Law or (b) store or treat nonhazardous wastes (i) in a good and prudent manner in the ordinary course of business, and (ii) in compliance with all applicable




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Environmental Laws.

          (2) Mortgagor will not conduct or allow to be conducted, in violation of any Environmental Law, any business, operations or activity on the property, or employ or use the property to generate, use, handle, manufacture, treat, store, process, transport or dispose of any Hazardous Materials, or any other substance which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to public safety, health or the environment or cause, or allow to be caused, a known or suspected release of Hazardous Materials, on, under or from the property.

          (3) Mortgagor will not do or permit any act or thing, business or operation, that poses an unreasonable risk of harm, or impairs, or may impair, the value of the property, or any part thereof.

     (b) CONDITION OF PROPERTY.

          (1) Mortgagor shall take all appropriate response action, including any removal and remedial action, in the event of a release, emission, discharge or disposal of Hazardous Materials in, on, under or about the property, so as to remain in compliance with Environmental Law as hereinafter defined.

          (2) Underground tanks, wells (except domestic water wells), septic tanks, ponds, pits, or any other storage tanks (whether currently in use or abandoned) on the property, if any, are maintained in compliance with applicable Environmental Law.

     (c) NOTICE OF ENVIRONMENTAL PROBLEM OR LITIGATION. Neither Mortgagor nor any of its tenants have given, nor were they required to give, nor have they received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (1) Mortgagor and/or any tenants have violated, or are about to violate, any Environmental Law, judgment or order; (2) there has been a release, or there is a threat of release, of Hazardous Materials from the property; (3) Mortgagor and/or tenants may be or are liable, in whole or in part, for the costs of cleaning up, remediating, removing or responding to a release or threatened release of Hazardous Materials; (4) the property is subject to a lien in favor of any governmental entity or any liability, costs or damages, under any Environmental Law arising from or costs incurred by such governmental entity in response to a release or a threatened release of a Hazardous Material. Mortgagor further represents and warrants that no conditions currently exist or are currently reasonably foreseeable, that would subject Mortgagor to any such investigation, litigation, administrative enforcement or any damages, penalties, injunctive relief, or cleanup costs under any Environmental Law. In the event of such notice, Mortgagor and any tenants shall immediately provide a copy to the Mortgagee.




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     (d) RIGHT OF INSPECTION. Mortgagor hereby grants, and will cause any tenants to grant, to Mortgagee, its agents, attorneys, employees, consultants, contractors, successors and assigns, an irrevocable license and authorization, upon reasonable notice, to enter upon and inspect the property and facilities thereon, and perform such tests, including without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the property thereon, as the Mortgagee, in its sole discretion, determines are necessary to protect its security interest, provided however, that under no circumstances shall the Mortgagee be obligated to perform such inspections or tests.

     (e) INDEMNITY. Mortgagor agrees to indemnify and hold Mortgagee, and each lender under the Loan Agreement, their directors, employees, agents, and their successors and assigns, harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, judgments, administrative orders, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to, attorney's fees and expenses) arising directly or indirectly, in whole or in part, out of any failure of Mortgagor to comply with the environmental representations, warranties and covenants contained herein.

     (f) CONTINUATION OF REPRESENTATIONS, WARRANTIES, COVENANTS AND INDEMNITIES. Mortgagor's representations, warranties, covenants and indemnities contained herein shall survive the occurrence of any event whatsoever, including without limitation, the satisfaction of the promissory note(s) secured hereby, the reconveyance or foreclosure of this mortgage, the acceptance by Mortgagee of a deed in lieu of foreclosure, or any transfer or abandonment of the property.

     (g) CORRECTIVE ACTION. In the event the Mortgagor is in breach of any of its representations, warranties or agreements as set forth above, Mortgagor at its sole expense, shall take all action required, including environmental cleanup of the property, to comply with the representations, warranties, and covenants herein or applicable legal requirements and, in any event, shall take all action deemed necessary under all applicable Environmental Laws.

     (h) HAZARDOUS MATERIALS DEFINED. The term "Hazardous Materials" shall mean dangerous, toxic, or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any Environmental Law.

     (i) ENVIRONMENTAL LAW DEFINED. The term "Environmental Law" shall mean any federal, state or local law, statute, ordinance, rule, regulation, administrative order and permit now in effect or hereinafter enacted, pertaining to the public health, safety, industrial hygiene, or the environmental conditions on, under or about the property.

7. Should Mortgagor fail to pay any taxes, assessments, fire insurance premiums or other charges payable by Mortgagor hereunder, before the same shall be past due, Mortgagee may, at its




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option, make payment thereof, and the amounts so paid with interest thereon at the rate then payable on indebtedness secured hereby shall be added to and become a part of the debt secured by this Mortgage and shall be repaid to Mortgagee forthwith, without waiver of any right arising from breach of any of the covenants, and for such payments with interest the mortgaged premises as well as Mortgagor shall be bound to the same extent as bound for the payment of the indebtedness herein specifically described. Should Mortgagee make such payment or payments at it option as set forth in the foregoing sentence, such act shall not constitute a waiver by Mortgagee of any other rights it may have arising from Mortgagor's failure as aforesaid, including but not limited to Mortgagee's rights under paragraph 8 of this Mortgage.

8. Mortgagor hereby assigns and transfers unto Mortgagee the issues and profits, together with full power and authority to demand, sue for and collect the same in the name of Mortgagor, or in its own name, and to take possession of and manage the mortgaged premises or to cause a receiver to be appointed for such purpose and apply the income therefrom, after the costs of collection and management, to the reduction of the indebtedness secured hereby; provided, however, that the right to collection and management shall not apply as long as this Mortgage is in good standing.

9. Each of the following shall constitute a default under this Mortgage, and if any of the following shall occur, the entire unpaid balance of principal and accrued interest secured by this Mortgage shall become immediately due and payable at the option of Mortgagee and foreclosure proceedings may be commenced forthwith:

     The occurrence of any Event of Default under the Loan Agreement;

     Failure of Mortgagor to perform or observe all the provisions of this Mortgage;

     (c) Loss or destruction of or substantial damage to a material portion of the mortgaged premises; or

     (d) Sale or other transfer of the mortgaged premises or any part thereof without the prior written consent of Mortgagee.

The failure of Mortgagee to exercise the option given hereunder shall not be taken or deemed a waiver of its right to exercise such option as to any such past or subsequent violation of any of said covenants or stipulations.

10. In the event suit or action is begun to foreclose this Mortgage, Mortgagor will pay in addition to the costs and disbursements allowed by law such sum as the court may adjudge reasonable attorney fees in such suit or action, or any appeal therefrom, and such sum as the court may adjudge reasonable for the necessary examination and search of the public records respecting the title to the



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mortgaged premises, and the plaintiff in such suit or action may take judgment therein for such sums. Mortgagor will pay to Mortgagee all sums, including costs, expenses and reasonable agent and attorney fees, which Mortgagee or the lenders under the Loan Agreement may expend or become obligated for in any proceedings, legal or otherwise, involving the title to the mortgaged premises, or to establish, protect or sustain the lien of this Mortgage, or its priority, or in defending against liens, claims, rights, estates, easements, or restrictions, or for evidences of title to the mortgaged premises, or for expenses and attorney fees incurred; together, always, with interest on all sums at the rate then payable on the indebtedness secured hereby; and for payment of said sums and interest this Mortgage shall stand as security in like manner and effect as for payment of said debt.

11. If the mortgaged premises, or any part thereof, be condemned under any power of eminent domain or acquired for public use, the damages, proceeds, and the consideration for such acquisition, to the extent of the full amount of the indebtedness secured by this Mortgage, including any expenses and attorney fees incurred by Mortgagee or the lenders under the Loan Agreement on account of such condemnation, are hereby assigned by Mortgagor to Mortgagee and shall be paid forthwith to Mortgagee to be applied by it to the payment of such expenses and attorney fees and any balance on account of the last maturing portion of the indebtedness secured hereby.

     As further security for the payment of all indebtedness herein mentioned, all Mortgagor's rents and profits from the mortgaged premises and the right, title and interest of Mortgagor in and under all leases now or hereafter affecting the mortgaged premises, are hereby assigned and transferred to Mortgagee. So long as no default shall have occurred under this Mortgage, Mortgagor may collect assigned rents and profits as the same fall due, but upon the occurrence of any default hereunder, or at such later time as Mortgagee in its sole discretion may fix by written notice, all right of Mortgagor to collect or receive rents or profits shall wholly terminate. No lease of the whole or any part of the mortgaged premises involving an initial term of more than three years shall be modified or terminated without the written consent of Mortgagee, nor shall the surrender of any such lease be accepted nor any rental thereunder be collected for more than two months in advance without like written consent. In the event of any default hereunder and the exercise by Mortgagee of its rights hereby granted, Mortgagor agrees that payments made by tenants or occupants to Mortgagee shall, as to such tenants, be considered as though made to Mortgagor and in discharge of tenants' obligations as such to Mortgagor. Nothing herein contained shall be construed as obliging Mortgagee to perform any of Mortgagor's covenants under any lease or rental agreement. Mortgagor shall execute and deliver to Mortgagee upon demand any further or supplemental assignments necessary to effectuate the intentions of this paragraph and upon failure of Mortgagor so to comply, Mortgagee may, in addition to any other right or remedy it has, declare the entire unpaid balance of principal and interest secured by this Mortgage immediately due and payable.

     The word "Mortgagor" and the language of this instrument shall, where there is more than one mortgagor, be construed as plural and be binding jointly and severally upon all mortgagors and




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the word "Mortgagee" shall apply to any holder of this Mortgage. All of the covenants of Mortgagor shall be binding upon its successors and assigns and inure to the benefit of the successors and assigns of Mortgagee. In the event of the transfer of the mortgaged premises or any part thereof or any interest therein, whether voluntary or involuntary or by operation of law, Mortgagee may, without notice to Mortgagor or any one else, once or often, extend the time of payment or grant renewals of indebtedness hereby secured for any term, execute releases or partial releases from the lien of this Mortgage or in any other respect modify the terms hereof without thereby affecting the personal primary liability of Mortgagor for the payment of the indebtedness hereby secured. No condition of this Mortgage shall be deemed waived unless the same be expressly waived in writing by Mortgagee. Whenever any notice, demand, or request is required by the terms hereof or by any law now in existence or hereafter enacted, such notice, demand or request shall be sufficient if enclosed in a postpaid envelope addressed to Mortgagor at the last address actually furnished to Mortgagee or at the mortgaged premises and deposited in any post office, station or letter box.

     Mortgagor will, at all times during the existence of any part of the lien herein provided for, maintain its corporate existence and operate its business as a cooperative association qualified under the Farm Credit Act of 1971 and any amendment thereto, and under applicable statutes of the state.

     This Mortgage, without affecting its validity as a real estate mortgage, is also executed and shall be construed as a "Security Agreement" under the Uniform Commercial Code granting to Mortgagee a security interest in all personal property mentioned herein, and in addition to the rights and remedies provided herein, Mortgagee shall have all the rights and remedies granted by such Uniform Commercial Code; and reasonable notice, when notice is required, shall be ten
(10) days.

16. (a)(1) Notwithstanding the other provisions of this Mortgage and the terms or provisions of any agreement or arrangement which any of the Junior Parties (as defined below) or any of the Senior Parties (as defined below) may now or hereafter have with Mortgagor or each other, or any rule of law, and irrespective of the time, order or method of attachment or perfection of any security interest or the recordation or other filing in any public record of any financing statement, any security interest in the Senior Collateral (as defined below) granted to Senior Mortgagee (as defined below) by Mortgagor, whether or not perfected, or any other right, title or interest in the Senior Collateral now or hereafter held by Senior Mortgagee (as defined below), are and shall remain senior to any security interest therein now or hereafter granted by Mortgagor or other person to Mortgagee.

          (2) For purposes of this Mortgage, the following terms shall have the meanings respectively set forth after each:

                    (i) "Junior Parties" shall mean Mortgagee and the Lenders party to the Loan Agreement.




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                    (ii)   "Senior Collateral" shall mean "the mortgaged
premises" as defined in that certain Mortgage dated as of February 22, 1999 by Mortgagor in favor of Senior Mortgagee concerning (i) the Senior Indebtedness and (ii) certain real property located in the County of Marion, State of Oregon.

                    (iii) "Senior Indebtedness" shall have the meaning assigned to such term in the Notes (as defined in the Loan Agreement).

                    (iv) "Senior Loan Agreement" shall mean that certain Credit Agreement dated as of February 22, 1999 among Mortgagor, the Banks party thereto and CoBank, ACB, as Administrative Agent for such Banks.

                    (v) "Senior Mortgagee" shall mean CoBank, ACB, as Administrative Agent for the Banks party to the Senior Loan Agreement.

                    (vi) "Senior Parties" shall mean Senior Mortgagee and the Banks party to the Senior Loan Agreement.

          (b) Notwithstanding anything to the contrary contained in this Mortgage, Mortgagee agrees as follows:

               (1) Mortgagee shall have no right to take any action with respect to the Senior Collateral, whether by judicial or non-judicial foreclosure, notification to Mortgagor's account debtors, the seeking of the appointment of a receiver for any portion of Mortgagor's assets, or otherwise, unless and until all Senior Indebtedness has been fully and indefeasibly paid in cash or otherwise satisfied in full.

               (2) Any proceeds of the Senior Collateral, or proceeds thereof (whether or not identifiable), received by Mortgagee shall be paid to Senior Mortgagee on demand.

               (3) In the event Senior Mortgagee elects to exercise its remedies in connection with the Senior Collateral, Senior Mortgagee may apply the Senior Collateral, or foreclose upon, sell, dispose of, realize upon, or assert or enforce any right, claim, demand, action or cause of action whatsoever that Senior Mortgagee may have in respect of the Senior Collateral, in any manner, at any time and for any consideration deemed appropriate by Senior Mortgagee. Senior Mortgagee shall have no obligation to dispose of the Senior Collateral in any manner, at any time, or for any consideration that enhances or preserves the value thereof for Mortgagee. Mortgagee waives any claim or cause of action against Senior Mortgagee with respect to any application of, foreclosure upon, sale or disposition of the Senior Collateral.




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               (4) If Mortgagee obtains any payment or other assets in violation of this Mortgage, Mortgagee agrees that it shall hold all such payments and other assets in trust for Senior Mortgagee, and shall immediately pay, deliver and assign to Senior Mortgagee any such payments and assets for application to the Senior Indebtedness in such order and manner as Senior Mortgagee shall determine.

17. Notwithstanding anything to the contrary in this Mortgage, Mortgagor's delivery to Senior Mortgagee of any item required to be delivered to Mortgagee hereunder shall satisfy the delivery requirement of this Mortgage, and such items shall be deemed to be held by Senior Mortgagee for the benefit of Mortgagee, provided, however, that the provisions of this Section 17 shall not apply in the event that CoBank, ACB ceases to be the sole lender to Mortgagor under either the Loan Agreement or the Senior Loan Agreement, in which case the lenders to Mortgagor under the Loan Agreement and the lenders to Mortgagor under the Senior Loan Agreement shall enter into an intercreditor agreement in form and substance satisfactory to such lenders concerning, inter alia, the matters set forth in this Section 17.

18. This Mortgage shall also be construed as a fixture filing under ORS 79.4020 as to all fixtures included in the mortgaged premises.

As used in this Mortgage, the word "transfer" means every mode, direct or indirect, absolute or conditional, voluntary or involuntary, of disposing of or parting with property or with an interest in property, including, but not limited to, as sale, lease, gift, granting an encumbrance or security interest, allowing a lien to attach, and foreclosure and the transfer of control or ownership of an entity that owns or controls property.

After a default by Mortgagor in the payment of the indebtedness hereby secured (the "secured debt") or in the payment of taxes, assessments, or insurance premiums and if required in writing by Mortgagee, Mortgagor thereafter will deposit with Mortgagee a monthly reserve for the annual payment of taxes, assessments, and insurance premiums. The reserve payment will be made at the same time as the monthly payment of interest and principal and each monthly payment will be in an amount that will be sufficient to accumulate a reserve that is sufficient to pay taxes, assessments, and insurance premiums when such payments are due. The failure to make reserve payments when due will be an event of default under this Mortgage.

Unless Mortgagor provides Mortgagee with evidence of the insurance coverage that is required by this Mortgage, Mortgagee may purchase such insurance to protect Mortgagee's interest. Such insurance may, but need not, also protect Mortgagor's interest. If the mortgaged premises become damaged, the insurance purchased by the Mortgagee may not pay any claim Mortgagor may make or any claim made against Mortgagor. Mortgagor will be solely responsible for the cost of the insurance purchased by Mortgagee and Mortgagee may add such cost to the secured debt without




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any prior request for reimbursement of such amount. When added to the secured debt, interest will accrue and be payable thereon. The effective date of coverage may be the date when Mortgagor's coverage lapsed or Mortgagor fails to provide proof of coverage. The cost of the insurance purchased by Mortgagee may be considerably more expensive than the insurance coverage that Mortgagor can obtain and such insurance coverage may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law. Mortgagor may require Mortgagee to cancel Mortgagee's insurance by providing evidence that Mortgagor has obtained the required insurance coverage elsewhere. Mortgagee has no duty to Mortgagor, a guarantor, or anyone else to obtain insurance coverage if Mortgagor fails to do so. It is agreed that the risk of an uninsured loss is allocated to Mortgagor and such loss will not reduce or otherwise affect Mortgagor's liability for payment of the entire secured debt.

Under Oregon law, most agreements, promises and commitments made by a financial institution concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the Debtor's principal residence must be in writing, for express consideration and be signed by the financial institution to be enforceable.

IN WITNESS WHEREOF, this Mortgage is executed by Mortgagor as of the day and year shown below but shall be effective as of the day and year first above written.

                                 PF ACQUISITION II, INC.

                                 By:............................................

                                 Its:...........................................

                                 Date:..........................................




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SUBORDINATE TERM LOAN MORTGAGE AND FIXTURE FILING                        Page 22
PF ACQUISITION II, INC.
Rochester, New York


STATE OF _________________________  )
                                    :ss.
COUNTY OF ________________________  )


I DO HEREBY CERTIFY, That on this ___ day of ____________, 19____, before me, the undersigned, a Notary Public in and for said county and state, duly commissioned and sworn, personally appeared ____________ _, to me known to be the ________________of the corporation that executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and that said person is authorized to execute the said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

(SEAL) .........................................................................
 .......................................... Notary Public in and for the State of
 .................................................................... Residing at
 ........................................................ My Appointment expires:

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